SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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Filed by a Party other than the Registrant [   ]

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[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

EMULEX CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EMULEX CORPORATION

3535 Harbor Boulevard
Costa Mesa, California 92626
(714) 662-5600

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on November 21, 2002

To the Stockholders of EMULEX CORPORATION:

      You are cordially invited to attend the Annual Meeting of Stockholders of Emulex Corporation, a Delaware corporation (the “Company”), which will be held at the Irvine Marriott Hotel at 18000 Von Karman Avenue, Irvine, California, at 10:00 a.m., Pacific Standard Time, on Thursday, November 21, 2002, to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement which is incorporated herein by this reference:

1. To elect a board of seven directors to serve until the next annual meeting of the Company’s stockholders and until their successors have been elected and qualified;

2. To ratify and approve the Company’s Employee Stock Option Plan, including amendments which (i) increase the number of shares of common stock reserved for issuance thereunder by 5,000,000 shares, (ii) prohibit the repricing of previously granted options and certain similar transactions, without stockholder approval, and (iii) extend the expiration date of the plan to December 31, 2010;

3. To ratify and approve the Company’s 1997 Stock Option Plan for Non-Employee Directors, including amendments which (i) increase the number of shares of common stock reserved for issuance thereunder by 250,000 shares, and (ii) extend the expiration date of the plan to December 31, 2010;

4. To ratify and approve the Company’s Employee Stock Purchase Plan, including an amendment to increase the number of shares of common stock reserved for issuance thereunder by 750,000 shares;

5. To ratify the selection of KPMG LLP as the Company’s independent public accountants for fiscal year 2003; and

6. To transact such other business as may properly come before the meeting or any adjournment thereof.

      Stockholders of record of the Company’s common stock at the close of business on October 9, 2002, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting.

      Those who cannot attend are urged to sign, date, and otherwise complete the enclosed Proxy and return it promptly in the enclosed envelope. Any stockholder giving a proxy has the right to revoke it at any time before it is voted.

By Order of the Board of Directors

MICHAEL J. ROCKENBACH
Executive Vice President, Chief Financial Officer,
Secretary and Treasurer

Costa Mesa, California

October 21, 2002

PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION OF PROXIES AND VOTING
VOTING SECURITIES AND STOCK OWNERSHIP
PROPOSAL 1 ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION AND OTHER INFORMATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Stockholder Return Performance Presentation
PROPOSAL 2 RATIFICATION AND APPROVAL OF EMPLOYEE STOCK OPTION PLAN, AS AMENDED
PROPOSAL 3 RATIFICATION AND APPROVAL OF 1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS, AS AMENDED
PROPOSAL 4 RATIFICATION AND APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED
EQUITY COMPENSATION PLAN INFORMATION
PROPOSAL 5 RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
STOCKHOLDER PROPOSALS
ANNUAL REPORT TO STOCKHOLDERS
OTHER MATTERS
ANNUAL REPORT ON FORM 10-K
APPENDIX A
APPENDIX B
APPENDIX C
APPENDIX D

EMULEX CORPORATION

3535 Harbor Boulevard
Costa Mesa, California 92626
(714) 662-5600

PROXY STATEMENT

Approximate date proxy material first sent

to stockholders: October 21, 2002

      The following information is provided in connection with the solicitation of proxies for the Annual Meeting of Stockholders of Emulex Corporation, a Delaware corporation (the “Company”), to be held at the Irvine Marriott Hotel at 18000 Von Karman Avenue, Irvine, California, at 10:00 a.m., Pacific Standard Time, on Thursday, November 21, 2002, and adjournments thereof (the “Meeting”), for the purposes stated in the Notice of Annual Meeting of Stockholders preceding this Proxy Statement.

INFORMATION CONCERNING SOLICITATION OF PROXIES AND VOTING

Record Date and Share Ownership

      Only stockholders of record on the books of the Company at the close of business on October 9, 2002 (the “Record Date”) are entitled to notice of the Meeting and to vote at the Meeting. Each share of common stock is entitled to one vote with respect to the matter presented at the Meeting. At the Record Date, 81,931,519 shares of our common stock were issued and outstanding and held of record by approximately 645 stockholders. The Company knows of no contractual arrangements which may at a subsequent date result in a change of control of the Company.

Voting and Solicitation

      Representation at the Meeting by the holders of a majority of the outstanding common stock of the Company, either by personal attendance or by proxy, will constitute a quorum.

      A form of proxy is being furnished to stockholders herewith by the Company on behalf of the Board of Directors. Proxies properly executed, duly returned to and received by us before the Meeting, and not revoked, will be voted and cast in accordance with the specifications given. Unless a contrary choice is specified in the proxy, the proxy will be voted:

“FOR” the election of all seven of the nominee-directors specified herein,

“FOR” ratification and approval of the Employee Stock Option Plan, as amended,

“FOR” ratification and approval of the 1997 Stock Option Plan for Non-Employee Directors, as amended,

“FOR” ratification and approval of the Employee Stock Purchase Plan, as amended, and

“FOR” ratification of the selection of KPMG LLP as the Company’s independent public accountants for fiscal year 2003.

It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, any matter not described in this Proxy Statement is properly presented for action at the Meeting, the persons designated as proxies will take such actions as they, in their discretion, may deem advisable. The persons named as proxies were selected by the Board of Directors of the Company and each of them is a director of the Company.

      Under the Company’s Bylaws and Delaware law, shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal and has not received instructions from the beneficial owner) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Any shares not voted (whether by abstention, broker non-vote or otherwise) or voted against a nominee will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes. Abstentions as to the proposals regarding amendment of the Employee Stock Option Plan, the 1997 Stock Option Plan for Non-Employee Directors, and the Employee Stock Purchase Plan as well as the proposal to ratify the selection of KPMG LLP as the Company’s independent public accountants, will have the same effect as votes against such proposals. Broker non-votes will be treated as unvoted for purposes of determining approval of any such proposals and will not be counted as votes for or against such proposals.

      The New York Stock Exchange has proposed new regulations that would prevent brokers or other nominees that are NYSE member organizations from voting in favor of proposals relating to equity compensation plans unless they receive specific instructions from the beneficial owner of the shares to vote in that manner. This new rule may become effective before the Meeting, in which case, for shares held through a broker or other nominee who is an NYSE member organization, your shares will only be voted in favor of proposals 2, 3 and 4 if you have provided specific voting instructions to your broker or other nominee to vote your shares in favor of that proposal.

      The entire cost of soliciting proxies in connection with the Meeting will be borne by the Company. The Company may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositaries, and other fiduciaries, for costs incurred in forwarding soliciting materials to their principals. In that connection, the Company has retained Mellon Investor Services, Los Angeles, California, to deliver soliciting materials to such record holders for distribution by them to their principals and to assist the Company in collecting proxies from such holders. The cost of these services, excluding out-of-pocket expenses, is not expected to exceed $8,000. Members of the management of the Company may also solicit some stockholders in person, or by telephone, telegraph or facsimile, following solicitation by this Proxy Statement, but will not be separately compensated for such solicitation services.

Revocability of Proxies

      Your execution of the enclosed proxy will not affect your right as a stockholder to attend the Meeting and to vote in person. Any stockholder giving a proxy has a right to revoke it at any time by either (i) a later-dated proxy, (ii) a written revocation sent to and received by the Secretary of the Company prior to the Meeting, or (iii) attendance at the Meeting and voting in person.

VOTING SECURITIES AND STOCK OWNERSHIP

Stock Ownership of Management

      The following table sets forth, as of the Record Date, information as to the beneficial ownership of the Company’s common stock by all directors, by the executive officers identified in the Summary Compensation Table, and by all current directors and executive officers of the Company as a group.

	Amount and Nature of
Name of Beneficial Owner	Beneficial Ownership(1)		Percent of Class(2)

Fred B. Cox	1,349,000	(3)	1.6%
Paul F. Folino	688,889	(4)	*
Michael P. Downey	102,000	(5)	*
Bruce C. Edwards	127,000	(6)	*
Cornelius A. Ferris	131,808	(7)	*
Robert H. Goon	50,000	(8)	*
Don M. Lyle	70,000	(8)	*
Kirk D. Roller	152,500	(8)	*
Ronald P. Quagliara	428,550	(9)	*
Michael J. Rockenbach	386,070	(10)	*
Karen Mulvany	198,600	(11)	*
All directors and executive officers as a group (14 persons)(12)	4,123,974		4.9%

(1)	Except as otherwise indicated and subject to applicable community property and similar laws, the Company assumes that each named owner has the sole voting and investment power with respect to their shares (other than shares subject to options). Amount of shares beneficially owned includes shares which are subject to options that are currently, or within 60 days following the Record Date will be, exercisable.

(2)	Percent of class is based on the number of shares outstanding on the Record Date plus, with respect to each named person, the number of shares of common stock, if any, which the stockholder has the right to acquire within 60 days of such date. Ownership of less than one percent is indicated by an asterisk.

(3)	Consists of (i) 739,000 shares held in an irrevocable trust with the trustees having voting and investing control; Mr. and Mrs. Cox are not trustees but are beneficiaries of this trust; 350,000 of the shares owned by this trust are subject to forward sale contracts expiring in 2003 and 2004; (ii) 520,000 shares held by a limited liability company owned by members of Mr. Cox’s family; Mr. Cox and his wife have no ownership, beneficial or otherwise and no management or investment control in this limited liability company; 250,000 of the shares held by the limited liability company are subject to forward sale contracts expiring in 2002 and 2003, and (iii) 90,000 shares which are subject to options held by Mr. Cox which are currently, or within 60 days following the Record Date will be, exercisable.

(4)	Consists of 167,845 shares held by a family trust of which Mr. Folino and his wife are co-trustees and share voting and investment power, 1,300 shares held by his daughter and 519,744 shares which are subject to options held by Mr. Folino which are currently, or within 60 days following the Record Date will be, exercisable.

(5)	Consists of 2,000 shares held by Mr. Downey and 100,000 shares which are subject to options held by Mr. Downey which are currently, or within 60 days following the Record Date will be, exercisable.

(6)	Consists of 2,000 shares held in a family trust of which Mr. Edwards and his wife are co-trustees and share voting and investment power, and 125,000 shares which are subject to options held by Mr. Edwards which are currently, or within 60 days following the Record Date will be, exercisable.

(7)	Consists of 80,308 shares held by Mr. Ferris, 4,000 held in a trust for his children and 47,500 shares which are subject to options held by Mr. Ferris which are currently, or within 60 days following the Record Date will be, exercisable.

(8)	Consists of shares which are purchasable pursuant to stock options which are currently, or within 60 days following the Record Date will be, exercisable.

(9)	Consists of 87,120 shares held by Mr. Quagliara, 5,300 shares held by his children and 336,130 shares which are subject to options held by Mr. Quagliara which are currently, or within 60 days following the Record Date will be, exercisable.

(10)	Consists of 161,568 shares held by Mr. Rockenbach, 10,660 shares held by his children and 213,842 shares which are subject to options held by Mr. Rockenbach which are currently, or within 60 days following the Record Date will be, exercisable.

(11)	Consists of 1,000 shares held by Ms. Mulvany, 600 shares held in a trust for her daughter of which Ms. Mulvany and her husband share voting and investment power, 2,000 shares held in a family trust of which Ms. Mulvany and her husband are co-trustees and share voting and investment power, and 195,000 shares which are subject to options held by Ms. Mulvany which are currently, or within 60 days following the Record Date will be, exercisable.

(12)	Includes persons who serve as executive officers of the Company’s principal subsidiary.

Principal Stockholders

      The following table sets forth information regarding ownership of outstanding shares of the Company’s common stock by those individuals, entities, or groups who have advised the Company that they own more than five percent (5%) of the outstanding common stock of the Company.

	Amount and Nature of
Name of Beneficial Owner	Beneficial Ownership		Percent of Class

Fidelity Investments	12,296,533	(1)	15.0%
82 Devonshire Street Boston, MA 02109
Putnam Investments, LLC	8,291,455	(2)	10.1%
One Post Office Square Boston, MA 02110

(1)	Based on correspondence with the beneficial owner, it is the Company’s belief that as of June 30, 2002 (i) 4,088,900 shares were beneficially owned by Fidelity Management Research Company and FMR Co., Inc., each of which is a wholly-owned subsidiary of FMR Corp., (ii) 5,541,872 shares were beneficially owned by Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp., and (iii) 2,561,750 shares were beneficially owned by Fidelity International Limited on behalf of certain of its direct or indirect subsidiaries.

(2)	Based on its Schedule 13G filed February 15, 2002, it is the Company’s belief that Putnam Investments, LLC (“PI”), a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., is the beneficial owner of (i) 6,957,263 shares through Putnam Investment Management, LLC, a subsidiary of PI, and (ii) 1,334,192 shares through The Putnam Advisory Company, LLC, a subsidiary of PI.

PROPOSAL 1

ELECTION OF DIRECTORS

      The Company’s directors are to be elected at each annual meeting of stockholders. The seven nominees for election as directors at this Meeting set forth in the table below are all recommended by the Board of Directors of the Company. Each of the nominated directors was elected a director at the 2001 Annual Meeting of Stockholders of the Company.

      In the event that any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee(s) as may be recommended by the Company’s existing Board of Directors.

      The seven nominee-directors receiving the highest number of votes cast at the Meeting will be elected as the Company’s directors to serve until the next annual meeting of stockholders and until their successors are elected and qualify. Subject to certain exceptions specified below, stockholders of record on the Record Date are entitled to cumulate their votes in the election of the Company’s directors (i.e., they are entitled to the number of votes determined by multiplying the number of shares held by them times the number of directors to be elected) and may cast all of their votes so determined for one person, or spread their votes among two or more persons as they see fit. No stockholder shall be entitled to cumulate votes for a given candidate for director unless such candidate’s name has been placed in nomination prior to the vote and the stockholder has given notice at the Meeting, prior to the voting, of the stockholder’s intention to cumulate his or her votes. If any one stockholder has given such notice, all stockholders may cumulate their votes for candidates in nomination. Discretionary authority to cumulate votes is hereby solicited by the Board of Directors.

      The Company’s Bylaws provide that only persons who are nominated in accordance with specified Bylaw procedures shall be eligible for election as directors. Nominations of persons for election to the Board of Directors may be made at a meeting of stockholders by, or at the direction of, the Board of Directors or by any stockholder entitled to vote for the election of directors who complies with certain notice procedures set forth in the Bylaws. Such nominations must be made by written notice to the Secretary of the Company and must be delivered or mailed and received at the principal executive offices of the Company not less than 60 days or more than 90 days prior to the date of the meeting. In the event that the first public disclosure of the date of the meeting is made less than 70 days prior to the date of the meeting, notice by the stockholder will be timely if received not later than the close of business on the tenth day following the day on which such disclosure was first made. The stockholder’s notice must set forth certain information concerning the proposed nominee and the stockholder giving notice, as set forth in the Bylaws.

      The following table sets forth certain information concerning the nominees for election as directors (all of such nominees being continuing members of the Company’s present Board of Directors):

Nominee(1)	Principal Occupation	Age

Fred B. Cox(1)(2)	Chairman Emeritus of the Company	68
Paul F. Folino	Chairman of the Board and Chief Executive Officer of the Company	57
Michael P. Downey(1)(3)	Chairman of the Board of Artisoft, Inc.	55
Bruce C. Edwards(1)(3)	President and Chief Executive Officer of Powerwave Technologies, Inc.	48
Cornelius A. Ferris(2)	Private Investor	57
Robert H. Goon(1)(3)	Attorney	61
Don M. Lyle(1)(2)	Principal of Technology Management Company	63

(1)	Member of the Nominating and Corporate Governance Committee of the Board of Directors of the Company, currently consisting of five directors, none of whom is an employee of the Company. The Nominating and Corporate Governance Committee was formed in August 2002 and, accordingly, had no meetings in fiscal 2002. The nominees for election as directors at the Meeting were selected by the Board of Directors of the Company. The Nominating and Corporate Governance Committee will review and approve nominees for service on the Board, consider any nominees recommended by stockholders, and adopt and review corporate governance policies and procedures.

(2)	Member of the Compensation Committee of the Board of Directors of the Company, currently consisting of three directors, none of whom is an employee of the Company, which held five meetings during the last fiscal year of the Company. The Compensation Committee reviews the performance of the executive officers of the Company and its subsidiaries and reviews the compensation programs for other key employees, including salary and cash bonus levels and option grants under the Emulex Corporation Employee Stock Option Plan.

(3)	Member of the Audit Committee of the Board of Directors of the Company, currently consisting of three directors, none of whom is an employee of the Company, which held six meetings during the last fiscal year of the Company. See “Report of the Audit Committee of the Board of Directors.”

      Mr. Cox is a founder of the Company and has served as a director since its inception in 1979 and served as Chairman of the Board until July 2002 at which time he was named Chairman Emeritus. Mr. Cox served as the Company’s Chief Executive Officer from its inception until he retired in October 1990. From November 1991 until November 1994, Mr. Cox served as President of Continuus Software Corporation, a developer and marketer of computer software products, and served as a member of its Board of Directors until its acquisition in December 2000.

      Mr. Folino has served as a director and as Chief Executive Officer of the Company since May 1993 and served as its President from May 1993 until July 2002. In July 2002, he was appointed as Chairman of the Board. From January 1991 to May 1993, Mr. Folino was President and Chief Operating Officer of Thomas-Conrad Corporation, a manufacturer of local area networking products.

      Mr. Downey has served as a director of the Company since February 1994 and is Chairman of the Audit Committee. From 1986 to 1997, Mr. Downey served as the senior financial executive of Nellcor Puritan Bennett and one of its predecessors, a manufacturer of medical instruments. From 1984 to 1986, Mr. Downey was Vice President of Finance with Shugart Corporation, a manufacturer of disk drives. Mr. Downey serves as Chairman of the Board of Artisoft Inc., a developer of software-based phone systems, and served as its interim President and Chief Executive Officer from March 2000 to July 2000.

      Mr. Edwards was appointed as a director of the Company on May 18, 2000. Since February 1996, he has served as President, Chief Executive Officer and as a director of Powerwave Technologies, Inc., a developer of wireless communications products. Mr. Edwards was Executive Vice President, Chief Financial Officer and Director of AST Research, Inc., a personal computer company, from July 1994 to December 1995 and Senior Vice President, Finance and Chief Financial Officer of AST Research, Inc. from March 1988 to July 1994.

      Mr. Ferris was appointed as a director of the Company on March 2, 2001. Mr. Ferris served as the President of Giganet, Inc., which was acquired by the Company in March 2001, from September 1998 and as President and Chief Executive Officer of Giganet, Inc. from April 1999 until March 2001. Prior to joining Giganet, Inc., Mr. Ferris served as Chief Executive Officer of Netscheme Solution, Inc., a web-based data access company, from August 1995 until such company’s sale to Accuate Corporation in September 1997. Prior to such time, Mr. Ferris co-founded and was Chief Executive Officer of Fluent, a multimedia software company, which was sold to Novell in July 1993, at which time Mr. Ferris joined Novell as Vice President of the Advanced Services Division, which developed Novell’s entry into the telephony market.

      Mr. Goon has served as a director of the Company since its inception in 1979. He has been engaged in the practice of law for 36 years. From before 1995 until October 1999, he was a partner in the law firm of Jeffer, Mangels, Butler & Marmaro LLP, counsel to the Company. Since November 1999, he has been a sole practitioner. Mr. Goon is also a director of Coastcast Corporation, a manufacturer of investment-cast golf clubheads and medical devices, and of Artisoft, Inc.

      Mr. Lyle has served as a director of the Company since February 1994 and is Chairman of the Compensation Committee. Since 1983 he has served as an independent consultant to various computer and venture capital companies and as a principal of Technology Management Company, a management consulting firm specializing in high technology companies. Mr. Lyle also serves as a member of the Board of Directors of several private companies.

      There were seven meetings of the Board of Directors of the Company during the last fiscal year of the Company. Each of the directors of the Company attended 75% or more of the aggregate of the total number of meetings of the Board of Directors held during the last fiscal year and the total number of meetings held by all committees of the Board of Directors on which he served during the last fiscal year. The Company did not have a standing nominating committee or other committee performing a similar function in fiscal 2002.

Compensation of Directors

      Directors’ Fees. In fiscal 2002, directors who were not employees of the Company received a quarterly retainer of $7,500 and reimbursement for travel expenses. In addition, the chairmen of the Audit and Compensation Committees received an additional quarterly retainer of $1,250, while committee members received an additional quarterly retainer of $1,000. In fiscal 2003, the chairman of the Nominating and Corporate Governance Committee will receive an additional quarterly retainer of $1,250 while committee members will receive an additional quarterly retainer of $1,000. Directors who are employees of the Company receive no additional compensation for serving on the Board of Directors. Directors are entitled to reimbursement for out-of-pocket expenses in connection with attendance at Board and committee meetings.

      Stock Options. On October 9, 1997, the Board of Directors of the Company adopted the Company’s 1997 Stock Option Plan for Non-Employee Directors (the “Director Plan”) under which shares of common stock of the Company may be issued pursuant to exercise of stock options granted to directors who are not employees of the Company or any of its subsidiaries. The Director Plan was approved by stockholders of the Company at the 1997 Annual Meeting of Stockholders. Amendments increasing the number of shares authorized for issuance under the Director Plan were approved by the stockholders of the Company at the 1999 and 2000 Annual Meetings of Stockholders. There are currently 1,480,000 shares authorized for issuance under the Director Plan.

      Each director of the Company is eligible to receive an option under the Director Plan only if such director is not then an employee of the Company or any of its subsidiaries (“Plan Eligible Director”). Only Plan Eligible Directors may receive options under the Director Plan. There are currently six Plan Eligible Directors — Messrs. Cox, Downey, Edwards, Ferris, Goon and Lyle.

      Until June 2001, the Director Plan provided that an option to purchase 120,000 shares of common stock of the Company was granted automatically to each Plan Eligible Director upon the later to occur of (i) the date of adoption of the Director Plan by the stockholders, or (ii) the date on which such director first becomes a Plan Eligible Director. In addition, the Director Plan provided that on each yearly anniversary of the date of grant of the initial option to each Plan Eligible Director, each such Plan Eligible Director would automatically be granted an additional option to purchase 40,000 shares of common stock. Effective June 2001, the Board of Directors voluntarily amended the Director Plan to reduce the initial grant amounts from 120,000 shares to 30,000 shares and the annual grant amount from 40,000 shares to 10,000 shares.

      See “Approval Of Amendment Of The 1997 Stock Option Plan For Non-Employee Directors” below for a more detailed discussion of the terms and provisions of the Director Plan.

      Other Compensation. In March 2001, the Company completed the acquisition of Giganet, Inc., a privately-held Massachusetts corporation, pursuant to the terms of a merger transaction whereby Giganet became a subsidiary of the Company and was later merged into the Company’s primary operating subsidiary. Pursuant to the terms of the merger, Mr. Ferris and trusts maintained for the benefit of Mr. Ferris’ family members received an aggregate of 336,764 shares of the Company’s common stock in exchange for shares of Giganet owned by Mr. Ferris or his family members. In addition, upon appointment as a director of the Company, Mr. Ferris received an option to acquire 120,000 shares of common stock of the Company in accordance with the terms of the Director Plan. In March 2001, the Company entered into a consulting agreement with Mr. Ferris to serve as a consultant to facilitate the transitioning of the operations of Giganet into those of the Company. Mr. Ferris’ consulting agreement had a term of six months which expired in September 2001 and provided for a monthly consulting fee of $18,750. Pursuant to the terms of the consulting agreement, Mr. Ferris agreed to a two year non-competition and non-solicitation covenant.

      In fiscal 2001, the Company and/or its subsidiaries obtained legal services from Mr. Goon with respect to various matters on terms which the Company believes were as favorable as would have been obtained from unaffiliated parties. Mr. Goon’s law corporation was paid an aggregate of $1,950 in fees during fiscal year 2002.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

      The following table sets forth information concerning compensation of the principal executive officer of the Company and the four most highly compensated other executive officers of the Company or its subsidiaries for each of the last three completed fiscal years:

Summary Compensation Table

						Long-Term Compensation
		Annual Compensation
						Stock
				Other Annual		Option	All Other
Name and Principal Position	Year	Salary	Bonus	Compensation(1)		Grants(2)	Compensation(3)

Paul F. Folino	2002	$506,547	$218,958	-0-		300,000	$18,200
Chairman and	2001	415,406	519,997	-0-		400,000	11,553
Chief Executive Officer	2000	337,096	731,565	-0-		320,000	8,575
Kirk D. Roller	2002	289,686	60,281	-0-		40,000	13,364
President and	2001	220,532	184,862	-0-		230,000	15,182
Chief Operating Officer	2000	164,801	218,172	83,781	(4)	120,000	14,649
Ronald P. Quagliara	2002	258,322	52,561	-0-		40,000	15,680
Chief Technology Officer	2001	234,980	126,071	37,599	(5)	160,000	7,883
	2000	208,981	200,778	-0-		80,000	5,021
Michael J. Rockenbach	2002	248,782	47,116	-0-		40,000	9,029
Exec. V.P. and CFO	2001	196,387	103,994	-0-		150,000	9,369
	2000	161,853	145,342	-0-		80,000	9,363
Karen Mulvany(6)	2002	195,446	39,726	-0-		40,000	6,616
Exec. V.P., Business	2001	172,461	140,534	-0-		120,000	8,272
Planning and Development	2000	44,183	80,745	98,333	(6)	300,000	1,472

(1)	Except where indicated in the Summary Compensation Table, perquisites and other personal benefits did not in the aggregate equal or exceed the lesser of $50,000 for any named individual or 10 percent of the total of annual salary and bonus reported in this table for such person. Other Annual Compensation does not include the value realized upon exercise of options during the periods in question.

(2)	The amounts in the table represent shares of the Company’s common stock covered by stock options granted to the named individual under the Emulex Corporation Employee Stock Option Plan during the fiscal year in question. Share amounts have been adjusted to reflect a two-for-one stock split effected in fiscal 2001 and two additional two-for-one stock splits effected in fiscal 2000.

(3)	This column includes the Company’s matching contributions to the Emulex Retirement Savings Plan, group term life insurance premiums and health care reimbursement paid with respect to the named executive.

(4)	Includes $77,181 of reimbursement for relocation expenses.

(5)	Includes $30,999 for reimbursement of expenses related to membership in a country club.

(6)	Ms. Mulvany became an officer of the Company in March 2000. Amounts indicated as Other Annual Compensation for fiscal 2000 consist of compensation received by Ms. Mulvany as a consultant to the Company.

Key Employee Retention Agreements

      The Company has previously entered into an agreement with Mr. Folino under which Mr. Folino would be entitled to receive the following payments and benefits in the event of termination of his employment by the Company without cause or by Mr. Folino because of a demotion within two years after a change in control of the Company: (i) a severance payment equal to the present value of two times the sum of Mr. Folino’s annual salary plus the highest annual average of any two of his last three annual bonuses; (ii) continuation for two years following termination of employment of his health and life insurance, disability income, tax assistance and executive automobile benefits (reduced to the extent similar benefits are received by him from another employer); and (iii) acceleration of vesting of his right to exercise his stock options based on the length of his continued employment following the grant of the option by one year upon the change in control of the Company and full acceleration of vesting of such exercise right in the event of termination of his employment without cause or because of a demotion as aforesaid within two years after the change in control. The Company also has entered into similar agreements with Messrs. Quagliara, Roller, Rockenbach and Ms. Mulvany, and with three other officers of the Company as well as approximately 41 non-officer employees. The key employee retention agreements for Messrs. Quagliara, Roller, Rockenbach and Ms. Mulvany provide for payments and benefits similar to those described above, except that the severance payment is equal to the present value of one times the sum of the employee’s annual salary plus the highest annual average of any two of the employee’s last three annual bonuses; and continuation following termination of employment of the employee’s health and life insurance, disability income, tax assistance and executive automobile benefits (reduced to the extent similar benefits are received by the employee from another employer) is limited to one year.

Option Grants During Fiscal 2002

      The following table sets forth information on grants of stock options pursuant to the Emulex Corporation Employee Stock Option Plan during the fiscal year ended June 30, 2002, to the officers identified in the Summary Compensation Table:

Option Grants in Fiscal 2002

					Potential Realizable Value at
		% of Total			Assumed Annual Rates of
		Options			Stock Price Appreciation for
		Granted to			Option Term(4)
	Options	Employees	Exercise	Expiration
Name	Granted(1)	in 2002(2)	Price(3)	Date	5%	10%

Paul F. Folino	300,000	21.75	$12.69	9/16/11	$2,393,373	$6,064,799
Kirk D. Roller	40,000	2.90	12.69	9/16/11	319,116	808,640
Ronald P. Quagliara	40,000	2.90	12.69	9/16/11	319,116	808,640
Michael J. Rockenbach	40,000	2.90	12.69	9/16/11	319,116	808,640
Karen Mulvany	40,000	2.90	12.69	9/16/11	319,116	808,640

(1)	The amounts in the table represent shares of the Company’s common stock covered by stock options granted to the named individual under the Emulex Corporation Employee Stock Option Plan. Each

option granted becomes exercisable on a cumulative basis as to 25% of the option shares one year after the date of grant and as to an additional 6.25% of the option shares each three month interval thereafter.

(2)	The number of shares of Company common stock covered by the options granted to the named individual during the last completed fiscal year of the Company equals the percentage set forth below of the total number of shares of the Company’s common stock covered by all options granted by the Company to employees of the Company during such year.

(3)	The exercise price of each option is the market price of the common stock of the Company on the date of grant.

(4)	These columns present hypothetical future values of the stock obtainable upon exercise of the options net of the option’s exercise price, assuming that the market price of the Company’s common stock appreciates at a five and ten percent compound annual rate over the ten year term of the options. The five and ten percent rates of stock price appreciation are presented as examples pursuant to the Securities and Exchange Commission rules governing the preparation of proxy statements and do not necessarily reflect management’s assessment of the Company’s future stock price performance. The potential realizable values presented are not intended to indicate the value of the options.

Option Exercises in Fiscal 2002 and Year-End Option Values

      The following table sets forth information concerning stock options which were exercised during, or held at the end of, fiscal 2002 by the officers named in the Summary Compensation Table:

Option Exercises and Year-End Value Table

			Number of		Value of Unexercised
			Unexercised Options		In-the-Money Options
	Shares		at Fiscal Year End		at Fiscal Year End(1)
	Acquired on	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Paul F. Folino	137,759	$2,606,796	354,744	637,502	$1,515,242	$4,056,792
Kirk D. Roller	75,000	1,906,171	101,250	233,750	138,000	1,017,950
Ronald P. Quagliara	20,850	666,052	287,380	180,000	4,003,688	1,016,175
Michael J. Rockenbach	27,154	628,356	171,342	163,750	1,865,853	890,375
Karen Mulvany	0	—	145,000	315,000	138,000	975,200

(1)	Common Stock valued at $22.52 per share which represents the closing price of the Company’s common stock as reported by the New York Stock Exchange on June 28, 2002.

Compensation Committee Interlocks and Insider Participation

      In fiscal 2002, Don M. Lyle, Fred B. Cox and Cornelius A. Ferris served as members of the Compensation Committee of the Company. After the meeting, it is anticipated that Messrs. Cox, Lyle and Ferris will remain members of the Compensation Committee. Neither Mr. Cox, Mr. Lyle nor Mr. Ferris are now, nor were at any time during the last completed fiscal year of the Company, an officer or employee of the Company. During fiscal 2002, no executive officer of the Company served as a member of the Compensation Committee (or its equivalent) or as a director of any entity whose executive officers served on either the Compensation Committee or the Board of Directors of the Company. Mr. Ferris was a director and officer of Giganet, Inc. until the Company acquired such entity in March 2001. Mr. Ferris resigned as an officer and director of Giganet, Inc. simultaneously with the closing of the acquisition and, thereafter, was appointed as a member of the Compensation Committee. See “Compensation of Directors — Other Compensation” above.

      In October 2000, Mr. Ferris received a loan from Giganet, Inc. in the original principal amount of $837,235 in connection with his exercise of outstanding options and the purchase of restricted shares of Giganet, Inc. In addition, in January 2001, Mr. Ferris received a loan of $235,969 in connection with the payment by Giganet, Inc. of withholding taxes on compensation. Both loans had terms of five years, provided for variable interest and were secured by shares of Giganet, Inc. held by Mr. Ferris as well as a personal guaranty of Mr. Ferris. The loans were repaid in full by Mr. Ferris in June 2001.

Report of Executive Compensation Committee

      The Compensation Committee of the Board of Directors makes this report on executive compensation pursuant to Item 402 of Regulation S-K. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate future filings, including this Proxy Statement, in whole or in part, this report and the graph which follows this report shall not be incorporated by reference into any such filings, and such information shall be entitled to the benefits provided in Item 402(a)(9).

      The Compensation Committee reviews the performance of the executive officers of the Company, makes recommendations to the Board of Directors as to the compensation of the executive officers of the Company and its subsidiaries, reviews the compensation programs for other key employees, including salary and cash bonus levels, reviews and approves certain employee benefit policies and programs, and reviews and makes recommendations to management with respect to executive recruitment. In addition, the Compensation Committee administers the Emulex Corporation Employee Stock Option Plan (“Employee Plan”), including review and approval of grants of options under the plan to executive officers and other key employees of the Company and its subsidiaries. The Compensation Committee also administers the Emulex Corporation Employee Stock Purchase Plan.

      Compensation Policies and Philosophy. The Company’s executive compensation policies are designed to attract, retain and reward executive officers who contribute to the Company’s success, to provide economic incentives for executive officers to achieve the Company’s business objectives by linking the executive officers’ compensation to the performance of the Company, to strengthen the relationship between executive pay and stockholder value and to reward individual performance. The Company uses a combination of base salary, cash bonuses and stock option awards to achieve the aforementioned objectives.

      The Compensation Committee considers a number of factors which include the level and types of compensation paid to executive officers in similar positions at comparable companies. In addition, the Compensation Committee evaluates corporate performance by looking at factors such as performance relative to competitors, performance relative to business conditions, and the success of the Company in meeting its financial objectives. The Compensation Committee also reviews the individual performance of each executive officer, including a review of the ability of a given executive to meet individual performance objectives, demonstration of job knowledge and skills, and the ability to work with others toward the achievement of the Company’s goals.

      Components of Compensation. Executive officer salaries are established in relation to a range of salaries for comparable positions among a peer group of other technology companies of comparable size and complexity. The Company seeks to pay its executive officers salaries that are commensurate with their qualifications, duties and responsibilities and that are competitive in the marketplace. In general, the Company attempts to set executive compensation between the 50th and 75th percentile of salaries paid to executives of the Company’s peer group of corporations. In making its annual salary recommendations, the Compensation Committee looks at the Company’s financial position and performance, the contribution of the individual executive officers during the prior fiscal year in helping to meet the Company’s financial and business objectives, and the executive officers’ performance of their individual responsibilities.

      Executive officer cash bonuses are used to provide executive officers with financial incentives to meet performance targets of the Company. Performance targets and bonus recommendations for executives, other than principal executive officers, are proposed by the management of the Company based on the Company’s annual operating plan, reviewed and, when appropriate, revised by the Compensation Committee and approved by the Board of Directors. Bonus recommendations for the principal executive officers are made by the Compensation Committee based on the Company’s achievement in comparison to the annual operating plan and the executive’s achievement of previously established personal goals. The committee’s recommendations are reviewed and approved by the Board.

      The Compensation Committee believes that equity ownership by executive officers provides incentives to build stockholder value and align the interests of executive officers with the stockholders. Upon hiring executive officers, the Compensation Committee typically recommends stock option grants to the officers under the Employee Plan, subject to applicable vesting periods. Thereafter, the Compensation Committee considers awarding additional grants, usually on an annual basis, under the Employee Plan. The Compensation Committee believes that these additional annual grants provide incentives for executive officers to remain with the Company. Options are granted at the current market price for the Company’s common stock and, consequently, have value only if the price of the Company’s common stock increases over the exercise price. The size of the initial grant is usually based upon factors such as comparable equity compensation offered by other computer companies, the seniority of the executive officer and the contribution that the executive officer is expected to make to the Company. In determining the size of the periodic grants, the Compensation Committee considers prior grants to the executive officer, the executive’s performance during the current fiscal year and his or her expected contributions during the succeeding fiscal year.

      Compensation of the Principal Executive Officer. The Compensation Committee reviews the performance of the principal executive officer, as well as other executive officers of the Company and its subsidiaries, annually. Effective September 2001, the Compensation Committee elected to increase Mr. Folino’s annual base salary and target bonus to $474,014 and $284,408, respectively. Mr. Folino was awarded a stock option grant of 300,000 shares under the Emulex Corporation Employee Stock Option Plan at an exercise price of $12.69. Effective September 2002, the Compensation Committee elected to increase Mr. Folino’s annual base salary and target bonus to $504,014 and $403,211, respectively.

Respectfully submitted,

Compensation Committee:

DON M. LYLE, Chairman
FRED B. COX
CORNELIUS A. FERRIS

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The following is the report of the Audit Committee of the Board of Directors with respect to the Company’s audited financial statements for the fiscal year ended June 30, 2002, included in the Company’s Annual Report on Form 10-K for such year. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission. Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate future filings, including this Proxy Statement, in whole or in part, this report shall not be incorporated by reference into any such filings, except to the extent that the Company specifically incorporates it by reference in such filing.

      In accordance with its written charter adopted by the Board of Directors, a copy of which is attached as Appendix A hereto, the Audit Committee serves as the representative of the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Audit Committee reviews its charter periodically to reassess the adequacy of the charter. The Audit Committee consists of three non-employee directors, each of whom the Company believes to be “independent” within the meaning of both Section 303.01(b)(2)(a) and (3) of the listing standards of the New York Stock Exchange and Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing requirements.

      The Company’s management has primary responsibility for the Company’s internal controls and for the preparation of financial statements. The Company’s independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee is responsible for monitoring the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance, monitoring the independence and performance of the Company’s independent auditors, and providing an avenue of communication among the independent auditors, management and the Board of Directors. The Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company’s independent accountants.

      On July 30, 2002, the Sarbanes-Oxley Act of 2002 was enacted. During the period subsequent to enactment of such law, the Audit Committee consulted with representatives of management, internal legal counsel and our independent auditors in order to further the Audit Committee’s understanding of such law. The Audit Committee reviewed processes that already are in place as well as new processes that will be implemented in order to assure continued compliance with the requirements of the Sarbanes-Oxley Act of 2002 as they become effective.

      In addition, during the most recent fiscal year, the Audit Committee:

•	reviewed and discussed the audited financial statements and interim financial statements with the Company’s management;

•	discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61; and

•	reviewed the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 and discussed with KPMG LLP its independence.

      Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s 2002 Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Fees Billed to the Company by KPMG LLP During Fiscal 2002

      Audit Fees. Fees billed to the Company by KPMG LLP for the fiscal year ended June 30, 2002 for the audit of the Company’s annual consolidated financial statements and for the reviews of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q for the fiscal year totaled $210,964.

      Financial Information Systems Design and Implementation Fees. The Company did not engage KPMG LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended June 30, 2002.

      Other Fees. Fees billed to the Company by KPMG LLP for the fiscal year ended June 30, 2002 for all other non-audit services rendered to the Company totaled $280,941. Non-audit services rendered consisted primarily of tax advisory and compliance services, and services related to the Company’s issuance of convertible debt. In addition, fees billed to the Company by KPMG LLP for the fiscal year ended June 30, 2002 for all other audit-related services rendered to the Company totaled $22,400.

      The Audit Committee has considered whether the services provided by KPMG LLP are compatible with maintaining the independence of KPMG LLP and has concluded that the independence of KPMG LLP is maintained and is not compromised by the services provided.

Submitted by the Audit Committee of the Board of
Directors,

MICHAEL P. DOWNEY, Chairman
BRUCE C. EDWARDS
ROBERT H. GOON

Stockholder Return Performance Presentation

      The graph below compares the cumulative total stockholder return on the Company’s common stock with the cumulative total return on the Standard & Poor’s 500 Index and the S&P Computer Storage and Peripherals Index for the period of five fiscal years commencing June 30, 1997 and ended June 28, 2002.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*

EMULEX CORPORATION COMMON STOCK, S&P 500 INDEX AND
S&P COMPUTER STORAGE AND PERIPHERALS INDEX

	6/97	9/97	12/97	3/98	6/98	9/98	12/98

EMULEX CORPORATION	100.00	109.84	90.16	59.84	38.93	86.89	262.30
S&P 500	100.00	107.49	110.58	126.00	130.16	117.21	142.18
S&P COMPUTER STORAGE & PERIPHERALS	100.00	127.43	100.08	136.19	153.29	188.55	270.97

	3/99	6/99	9/99	12/99	3/00	6/00	9/00

EMULEX CORPORATION	216.39	729.10	1126.23	2950.82	2862.30	1722.96	3213.11
S&P 500	149.26	159.78	149.81	172.10	176.04	171.36	169.71
S&P COMPUTER STORAGE & PERIPHERALS	386.18	334.72	429.82	656.67	806.48	907.83	1171.82

	12/00	3/01	6/01	9/01	12/01	3/02	6/02

EMULEX CORPORATION	4193.47	986.91	2119.34	498.89	2072.66	1727.48	1181.38
S&P 500	156.43	137.88	145.95	124.53	137.84	138.22	119.70
S&P COMPUTER STORAGE & PERIPHERALS	763.65	341.74	346.24	151.95	198.91	180.67	124.27

*	Assumes that the value of the investment in the Company’s common stock and each index was $100 on June 30, 1997.

PROPOSAL 2

RATIFICATION AND APPROVAL OF EMPLOYEE STOCK OPTION PLAN, AS AMENDED

General

      At the Meeting, stockholders of the Company will be asked to consider a proposal to ratify and approve the Emulex Corporation Employee Stock Option Plan, as amended (the “Employee Plan”). The Employee Plan is a broad-based plan in which all employees of the Company and its subsidiaries are eligible to participate.

      As in effect on October 9, 2002, options to purchase an aggregate of 8,205,325 shares of common stock were outstanding under the Employee Plan and an aggregate of 152,348 shares were available for future grants of options under the Employee Plan.

      The Employee Plan was originally adopted in 1980 and has been amended periodically by the Board of Directors and stockholders of the Company. At the 2000 annual meeting of stockholders, the Company’s stockholders approved (i) an increase in the number of shares covered by the Employee Plan by 3,550,000 shares as well as an extension of the expiration date of the plan to September 30, 2005.

      On October 15, 2002, the Board of Directors of the Company amended the Employee Plan, subject to approval of the stockholders, to (i) increase the number of shares of common stock reserved for issuance thereunder by 5,000,000 shares, from 28,690,000 shares to 33,690,000 shares, (ii) prohibit the repricing of previously granted options and certain similar transactions without stockholder approval, and (iii) extend the expiration date of the plan to December 31, 2010.

Reasons for Amendment of the Employee Plan

      The amendments to the Employee Plan have been adopted by the Board of Directors and are recommended for approval by the Company’s stockholders because the Board believes that option grants and the stock issuances under the Employee Plan play an important role in the Company’s efforts to attract employees of outstanding ability and to reward employees for outstanding performance. The increase in the number of authorized shares under the Employee Plan and the extension of the plan expiration date are intended to assure that the Company retains its ability to attract and reward employees through option grants. The restrictions on repricing of previously granted options and similar transactions is intended to further align the interests of employees and stockholders. In the event the amendment to the Employee Plan is not approved by the stockholders, the Board believes that the Company’s inability to grant additional options under the Employee Plan will adversely impact the Company’s future hiring, promotion and operating plans.

Description of the Employee Plan

      The following description of the Employee Plan is qualified in all respects by reference to the Employee Plan, as amended, the full text of which is attached as Appendix B.

      Purpose of the Employee Plan. The purpose of the Employee Plan remains to further the growth and development of the Company and its subsidiaries by providing, through an equity interest in the Company, an incentive to officers and other key employees who are in a position to contribute materially to the prosperity of the Company, to increase such persons’ interests in the Company’s welfare, to encourage them to continue their services to the Company or its subsidiaries and to attract individuals of outstanding ability to enter the employment of the Company or its subsidiaries. The Employee Plan is intended to provide additional compensation and incentives to eligible individuals whose present and potential contributions are important to the continued success of the Company, to afford such persons an opportunity to acquire a proprietary interest in the Company and to enable the Company to continue to enlist and retain the best available talent for the successful conduct of its business.

      Types of Options. Two types of options may be granted under the Employee Plan: options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and non-qualified stock options not specifically authorized or qualified for favorable federal income tax consequences.

      Administration. The Employee Plan is administered by the Board of Directors, or in the discretion of the Board, by a Committee (“Committee”) consisting of two or more directors of the Company where each such director is a “non-employee director” (within the meaning of amended Rule 16b-3 under the Securities Exchange Act of 1934). Currently, the Employee Plan is administered by the Compensation Committee. Subject to the provisions of the Employee Plan, the Employee Plan administrator shall have exclusive authority to determine employees to whom options will be granted, the timing and manner of the grant of options, the exercise price, the number of shares covered by and all of the terms of options, the duration and purpose of leaves of absence which may be granted to optionees without constituting termination of employment for purposes of the Employee Plan and all other determinations necessary or advisable for administration of the Employee Plan. Members of the Committee are appointed by and serve at the pleasure of the Board and may be removed by the Board at its discretion. The Company’s stockholders may elect to remove one or all of the members of the Board or of the Committee by voting for the removal of such members as directors of the Company.

      Eligibility. Any employee of the Company or any of its subsidiaries who does not own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations is eligible to receive an option under the Employee Plan.

      Shares Subject to the Employee Plan. The aggregate number of shares of common stock of the Company which may be issued after October 15, 2002, the date of amendment of the Employee Plan subject to stockholder approval, pursuant to exercise of options theretofore or thereafter granted under the Employee Plan shall not exceed 33,690,000 shares (subject to adjustment pursuant to the “capitalization adjustment” provisions of the Employee Plan). This represents an increase of 5,000,000 shares in the aggregate number of shares covered by the Employee Plan prior to amendment. This amendment would allow the Company to issue in the future a maximum of 13,357,673 shares upon exercise of options which are now outstanding or which may be granted in the future. Subject to the provisions of the Employee Plan, the Board or the Committee may determine, in its sole discretion, the number of shares of common stock of the Company with respect to which incentive stock options and non-qualified stock options may be granted. The maximum number of shares with respect to which options can be granted to any employee in any calendar year is limited to 4,000,000 shares.

      Grant, Term and Conditions of Options. The purchase price for the shares subject to any option granted under the Employee Plan shall not be less than 100% of the fair market value of the shares of common stock of the Company on the date the option is granted.

      The purchase price for any shares purchased pursuant to exercise of an option granted under the Employee Plan must be paid in full upon exercise of the option in cash or, at the discretion of the Board or Committee, upon such terms and conditions as it may approve, by transferring to the Company for redemption shares of common stock at their fair market value. Notwithstanding the foregoing and subject to any applicable limitations on loans to officers under the rules and regulations of the Securities and Exchange Commission, the Company may extend and maintain, or arrange for the extension and maintenance of, credit to any optionee to finance his or her purchase of shares pursuant to exercise of an option on such terms as may be approved by the Board or Committee, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

      No option shall be exercisable during the lifetime of an optionee by any other person. The Board or the Committee has the power to set the time(s) within which each option shall be exercisable and to accelerate the time(s) of exercise. Unless otherwise provided by the Board or the Committee, each option shall become exercisable on a cumulative basis as to 25% of the total number of shares covered by the option at any time after one year from the date the option is granted and as to an additional 6.25% after the end of each consecutive calendar quarter thereafter.

      No option shall be exercisable after the earliest of the following: the expiration of ten years after the date the option is granted; unless otherwise approved by the Board or the Committee, three months after the date the optionee’s employment with the Company and its subsidiaries terminates if termination is for any reason other than permanent disability, death, or cause; the date the optionee’s employment terminates if termination is for cause; or one year after the date the optionee’s employment terminates if termination is a result of death or permanent disability.

      The aggregate fair market value (determined as of the time the option is granted) of stock with respect to which incentive stock options are exercisable by any employee for the first time during any calendar year shall not exceed $100,000.

      Within certain limitations, the Board or Committee has the power to modify, extend, or renew outstanding options granted under the Employee Plan, accept the surrender of outstanding options and authorize the granting of new options in substitution therefor. Notwithstanding the foregoing, the Employee Plan has been amended, subject to stockholder approval, to prohibit the Board and Committee from doing any of the following without stockholder approval: (i) repricing or otherwise reducing the exercise price of outstanding options granted under the Employee Plan, or (ii) canceling previously granted options and issuing new options to the same optionholder at a lower exercise price.

      Mergers, Reorganizations and Consolidations. In the event of a liquidation of the Company or a merger, reorganization or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a subsidiary of another corporation, any unexercised options previously granted under the Employee Plan shall either (i) be assumed or replaced by substitute options by the surviving corporation, or (ii) not assumed or replaced by the surviving corporation, in which case the options shall be deemed canceled. However, in the event the surviving corporation does not elect to assume the options or to use substitute options, the optionee shall have the right, exercisable during a ten day period ending on the fifth day prior to such liquidation, merger or consolidation, to fully exercise the optionee’s option in whole or in part without regard to any installment exercise or vesting provisions otherwise provided in the Employee Plan.

      Employee Plan Amendments. The Employee Plan may be terminated or amended by the Board as it shall deem advisable. Without the authorization and approval of the stockholders, however, the Board may not make any amendments which would (i) increase the total number of shares covered by the Employee Plan, (ii) change the class of persons eligible to participate, or (iii) extend the term of the Employee Plan beyond ten years from the date of adoption.

      Term of Employee Plan. Unless sooner terminated by the Board in its sole discretion, the Employee Plan, as amended, will expire on December 31, 2010.

Federal Income Tax Consequences

      Both non-qualified stock options and incentive stock options may be granted under the Employee Plan. The federal income tax consequences to the Company and to any person granted an option under the Employee Plan, under the existing applicable provisions of the Code and the regulations thereunder, are substantially as set forth below.

      Non-Qualified Options. Under current federal income tax law, the grant of a non-qualified option under the Employee Plan will have no federal income tax consequences to the Company or the optionee. Generally, upon exercise of a non-qualified stock option granted under the Employee Plan, the excess of the fair market value of the stock at the date of exercise over the option price (the “Spread”) is taxable to the optionee as ordinary income. All such amounts taxable to an employee are deductible by the Company as compensation expense. The deduction will be allowed for the taxable year of the Company which includes the end of the taxable year in which the optionee includes an amount in income.

      Code Section 162(m) generally denies a tax deduction to any publicly held corporation for compensation that exceeds one million dollars paid to certain senior executives in a taxable year, subject to an exception for “performance based compensation” as defined in the Code and subject to certain transition provisions. The Company currently has structured the Employee Plan and stock option grants to senior executive officers who may be subject to Section 162(m) in a manner that is intended to satisfy the performance-based compensation exception. However, the Company reserves the authority to award non-deductible compensation as it deems appropriate. In addition, notwithstanding the Company’s efforts, ambiguities and uncertainties regarding the application and interpretation of Section 162(m) make it impossible to provide assurance that performance-based compensation will, in fact, satisfy the requirements for deductibility under Section 162(m). Thus, Section 162(m) could limit the deductibility of compensation related to the exercise of options granted under the Employee Plan.

      Generally, the shares received on exercise of an option under the Employee Plan are not subject to restrictions on transfer or risks of forfeiture and, therefore, the optionee will recognize income on the date of exercise of a non-qualified stock option. However, if the optionee is subject to Section 16(b) of the Exchange Act, the Section 16(b) restriction will be considered a substantial risk of forfeiture for tax purposes. Under current law, employees who are either directors or officers of the Company will be subject to restrictions under Section 16(b) of the Exchange Act during their term of service and for up to six months after termination of such service. SEC Rule 16b-3 provides an exemption from the restrictions of Section 16(b) for the grant of derivative securities, such as stock options, under qualifying plans. Because the Employee Plan satisfies the requirements for exemption under SEC Rule 16b-3, the grant of options will not be considered a purchase and the exercise of the options to acquire the underlying shares of the Company common stock will not be considered a purchase or a sale. Thus, ordinary income will be recognized and the Spread will be measured on the date of exercise.

      The taxable income resulting from the exercise of a non-qualified stock option will constitute wages subject to withholding and the Company will be required to make whatever arrangements are necessary to ensure that funds equaling the amount of tax required to be withheld are available for payment, including the deduction of required withholding amounts from the optionee’s other compensation and requiring payment of withholding amounts as part of the exercise price. The tax basis for the Company common stock acquired is the option price plus the taxable income recognized. An optionee will recognize gain or loss on the subsequent sale of shares acquired upon exercise of a non-qualified stock option in an amount equal to the difference between the amount realized and the tax basis of such shares. Such gain or loss will be long-term or short-term capital gain or loss, depending upon whether the shares have been held for more than one year.

      Incentive Stock Options. There will be no federal income tax consequences to the Company or the employee as a result of the grant of an incentive stock option. The optionee also will not recognize income when the incentive stock option is exercised (subject to the alternative minimum tax rules discussed below). Generally, the Company receives no deduction at the time of exercise.

      In the event of a disposition of shares acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the employee has held the shares. If the employee does not dispose of the shares within two years after the incentive stock option was granted, or within one year after the incentive stock option was exercised and shares were purchased, then the employee must recognize only a long-term capital gain or loss. The Company is not entitled to any deduction under these circumstances.

      If the optionee fails to satisfy either of the foregoing holding periods, then he or she must recognize ordinary income in the year of disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income generally is determined under the rules applicable to non-qualified options (see above) based on the Spread at the date of exercise. However, such ordinary income will in no event exceed the amount of the gain realized on the sale, provided that the disposition involves an arm’s-length sale or exchange with an unrelated party. Any gain in excess of the amount taxed as ordinary income will be treated as capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the optionee.

      The Spread under an incentive stock option is treated as an adjustment in computing alternative minimum taxable income (“AMTI”) for the year of exercise. If a taxpayer’s AMTI exceeds an exemption amount equal to $49,000 in the case of a married individual filing a joint return ($35,750 in the case of a single taxpayer), then the alternative minimum tax equals 26% of the first $175,000 of the excess and 28% of the taxable excess that exceeds $175,000, reduced by the amount of the regular federal income tax paid for the same taxable year. The exemption amount is subject to reduction in an amount equal to 25% of the amount by which AMTI exceeds $150,000 in the case of a married individual filing a joint return ($112,500 in the case of a single taxpayer). A subsequent disqualifying disposition of shares acquired upon exercise of an incentive stock option will eliminate the AMTI adjustment if the disposition occurs in the same taxable year as the exercise. A disqualifying disposition in a subsequent taxable year will not affect the alternative minimum tax computation in the earlier year.

      Payment of Option Exercise Price in Shares. To the extent an optionee pays all or part of the option exercise price of a non-qualified stock option by tendering shares of common stock owned by the optionee, the tax consequences described above apply except that the number of shares of common stock received upon such exercise which is equal to the number of shares surrendered in payment of the option price will have the same tax basis and holding periods as the shares surrendered. The additional shares of common stock received upon such exercise will have a tax basis equal to the amount of ordinary income recognized on such exercise and a holding period which commences on the day following the date of recognition of such income. Under proposed Treasury regulations, if an optionee exercises an incentive stock option by tendering shares of Company common stock previously acquired by the exercise of an incentive stock option that have not satisfied statutory holding period requirements, a disqualifying disposition will occur and the optionee will recognize income and be subject to other basis allocation and holding period requirements.

Amended Employee Plan Benefits

      The grant of options under the Employee Plan to employees, including the officers named in the Summary Compensation Table, is subject to the discretion of the Plan Administrator. Directors or nominees for director who are not employees of the Company are not eligible to receive and have not been granted any options under the Employee Plan. In addition, no associate of any executive officer, director, or nominee for director has been granted any options under the Employee Plan. Executive officers of the Company are eligible to receive options under the Employee Plan. However, because no specific grants have been discussed or approved, the Company cannot now determine the number of options that may be granted to executive officers in the future as a result of the proposed amendment to the Employee Plan. The market price of the Company’s common stock on October 9, 2002 was $8.35 per share.

      As of the Record Date, options were outstanding under the Employee Plan held by approximately 340 persons, including the executive officers of the Company, to purchase an aggregate of 8,205,325 shares of Company common stock at an average exercise price of $29.48 per share, and 152,348 shares were available for future grants of options under the Employee Plan.

      The following table summarizes options issued and outstanding under the Employee Plan as of October 9, 2002 with respect to the following individuals and groups (i) the executive officers named in the Summary Compensation Table, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group, and (iv) all other employees under the Employee Plan:

Amended Plan Benefits

Emulex Corporation Employee Stock Option Plan

	Shares Underlying	Weighted Average
Name and Position	Outstanding Options	Exercise Price Per Share

Paul F. Folino	979,744	$25.66
Chairman and Chief Executive Officer
Kirk D. Roller	385,000	36.44
President and Chief Operating Officer
Ronald P. Quagliara	467,380	16.80
Chief Technology Officer
Michael J. Rockenbach	335,092	20.10
Executive Vice President and Chief Financial Officer
Karen Mulvany	460,000	56.99
Executive Vice President, Business Planning and Development
All current executive officers as a group (8 people)	3,215,714	29.88
All current directors who are not executive officers as a group (6 people)	0	—
All other current employees (including all current officers who are not executive officers) as a group	4,930,411	29.28

Vote Required for Approval of Amendment of the Employee Plan

      Approval of the proposal to ratify and approve the Employee Plan, as amended, requires the affirmative vote of the holders of a majority of the shares of common stock of the Company present, or represented, and entitled to vote at the Meeting.

Board Recommendation

      The Board of Directors recommends a vote “FOR” ratification and approval of the Employee Plan, as amended.

PROPOSAL 3

RATIFICATION AND APPROVAL OF 1997 STOCK OPTION PLAN

FOR NON-EMPLOYEE DIRECTORS, AS AMENDED

General

      At the Meeting, stockholders of the Company will be asked to consider a proposal to ratify and approve the Emulex Corporation 1997 Stock Option Plan for Non-Employee Directors (the “Director Plan”), as amended.

      As in effect on October 9, 2002, options to purchase an aggregate of 610,000 shares of common stock were outstanding under the Director Plan and an aggregate of 180,000 shares were available for future grants of options under the Director Plan.

      The Director Plan was adopted by the Board of Directors in 1997 and was approved by the stockholders at the 1997 Annual Meeting of Stockholders. The stockholders approved an increase in the number of shares authorized for issuance under the Director Plan by 400,000 shares to 1,200,000 shares at the 1999 Annual Meeting of Stockholders, and an additional increase by 280,000 shares to 1,480,000 at the 2000 Annual Meeting of Stockholders.

      On October 15, 2002, the Board of Directors of the Company amended the Director Plan, subject to approval of the stockholders, to (i) increase the number of shares of common stock reserved for issuance under the Director Plan by 250,000 shares, from 1,480,000 shares to 1,730,000 shares, and (ii) extend the expiration date of the Director Plan to December 31, 2010. In addition, the Board of Directors, subject to approval of the stockholders, made certain changes to the eligibility requirements of the Director Plan. Such changes eliminate the requirement that former employees of the Company who have received option grants or similar equity-based compensation from the Company (other than pursuant to the Director Plan) be subject to a three-year waiting period from the date of their last equity-based compensation grant before they become eligible to receive option grants under the Director Plan. The change in eligibility requirements will have no effect on the directors currently eligible to receive options under the Director Plan.

Reasons for Amendment of the Director Plan

      The Board of Directors believes that the amendment of the Director Plan is necessary because the option grants and stock issuances under the Director Plan increase the proprietary and vested interest of the non-employee directors of the Company in the growth and performance of the Company and help enable the Company to continue to attract and retain highly qualified persons to serve as non-employee directors. The increase in the number of authorized shares under the Director Plan, the extension of the plan expiration date as well as the changes in the director eligibility requirements are intended to assure that the Company retains its ability to attract and retain qualified non-employee directors through option grants.

Description of the Director Plan, as Amended

      Following is a summary of the principal provisions of the Director Plan, qualified by reference to the complete text of the Director Plan, as so amended, the full text of which is attached as Appendix C.

      Purpose. The Director Plan is intended to increase the proprietary and vested interest of the non-employee directors of the Company in the growth and performance of the Company and to help enable the Company to continue to retain and attract highly qualified persons to serve as non-employee directors.

      Administration. The Board of Directors is authorized to administer the Director Plan in accordance with its terms; however, the Board shall have no discretion with respect to the selection of directors to receive options, the number of shares of common stock of the Company subject to any such options, or the exercise price thereof. The Board may, in its sole discretion, delegate any or all of its administrative duties to a committee of not fewer than two members of the Board.

      Eligibility. Each director of the Company shall be eligible to receive an option under the Director Plan only if such director is not then an employee of the Company or any of its subsidiaries (“Eligible Director”). Directors who receive compensation for services as a consultant to the Company or its subsidiaries on a regular or occasional basis are not deemed to be employees of the Company or its subsidiaries for purposes of the Director Plan. Only Eligible Directors may receive options under the Director Plan. There are currently six Eligible Directors — Messrs. Cox, Downey, Edwards, Ferris, Goon and Lyle.

      Shares Subject to the Director Plan. The aggregate number of shares of common stock of the Company which may be issued after October 15, 2002, the date of amendment of the Director Plan subject to stockholder approval, pursuant to exercise of options theretofore or thereafter granted under the Director Plan shall not exceed 1,730,000 shares (subject to adjustment pursuant to the “capitalization adjustment” provisions of the Director Plan). This represents an increase of 250,000 shares in the aggregate number of shares covered by the Director Plan prior to amendment. This amendment would allow the Company to issue in the future a maximum of 1,040,000 shares upon exercise of options which are now outstanding or which may be granted in the future.

      Grant, Term and Conditions of Options. The Director Plan provides that an option to purchase 30,000 shares of common stock of the Company shall be granted automatically to each Eligible Director upon the later to occur of (i) the date of adoption of the Director Plan by the stockholders, or (ii) the date on which such director first becomes an Eligible Director. In addition, on each yearly anniversary of the date of grant of the initial option to each Eligible Director, each such Eligible Director shall automatically be granted an additional option to purchase 10,000 shares of common stock. The options will be non-qualified stock options not eligible for the favorable tax consequences given to incentive stock options by Section 422 of the Code. The purchase price per share of the common stock of the Company issuable upon exercise of the option shall be 100% of the fair market value per share of such common stock. Payment for shares purchased on exercise of an option shall be made in either, (i) cash, (ii) in common stock of the Company having a fair market value (determined in the manner the exercise price of options is determined) equal to the aggregate exercise price of the shares being purchased, or (iii) by cashless exercise through the sale of the common stock underlying the option and remission to the Company of the aggregate exercise price from the proceeds of such sale. However, payment for exercises of less than 1,000 shares of common stock must be made in cash.

      No option granted under the Director Plan shall be exercisable after the expiration of the earlier of (i) ten years following the date the option is granted or (ii) one year following the date the optionee ceases to be a director of the Company for any reason.

      The initial options granted to a director under the Director Plan shall be exercisable as to one-third of the shares on each anniversary of the date the option is granted if the director to whom the option is granted is still a director of the Company on such anniversary. The subsequent options to purchase 10,000 shares shall be exercisable as to one-half of the shares on the six month anniversary of the date the option is granted and shall be exercisable for an additional one quarter of the shares on the nine month and one year anniversary of the grant date. No options may be granted under the Director Plan prior to the approval of the Director Plan by the stockholders of the Company.

      In the event of the death of an optionee, any option (or unexercised portion thereof) held by the optionee, to the extent exercisable by him or her on the date of death, may be exercised by the optionee’s personal representatives, heirs, or legatees in accordance with the Director Plan. No option shall be transferable by an optionee otherwise than by will or the laws of descent and distribution, and during the lifetime of the individual to whom an option is granted it may be exercised only by such individual or such individual’s guardian or legal representative.

      Mergers, Reorganizations and Changes in Control. In the event of a liquidation of the Company or a merger, reorganization or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a subsidiary of another corporation, any unexercised options previously granted under the Director Plan shall be deemed canceled unless the surviving corporation elects to assume the options or to use substitute options. However, if such options would otherwise be canceled, the optionee shall have the right, exercisable during a ten day period ending on the fifth day prior to such liquidation, merger or consolidation, to fully exercise the optionee’s option in whole or in part without regard to any installment exercise provisions otherwise provided in the Director Plan. In the event of a change in control of the Company, as defined in the Director Plan, any unexercised option previously granted under the Director Plan which is not then already exercisable as to all of the shares subject to the option shall become exercisable upon such change in control as to all of the shares as to which the option is not already exercisable in addition to the shares, if any, as to which the option is already exercisable.

      Director Plan Amendment. The Director Plan may be terminated or amended by the Board as it shall deem advisable. Without the authorization and approval of the stockholders, however, the Board may not increase the total number of shares covered by the Director Plan, change the class of directors eligible to receive options under the Director Plan or materially increase benefits accruing to participants under the Director Plan.

      Terms of Director Plan. Unless sooner terminated by the Board in its sole discretion, the Director Plan will expire on December 31, 2010.

Federal Income Tax Consequences

      Only non-qualified options which are not intended to meet the incentive stock option requirements of Section 422 of the Code will be issued under the Director Plan. Under current federal income tax law, the grant of an option under the Director Plan will have no federal income tax consequences to the Company or the Eligible Director to whom it is granted. Generally, upon exercise of a non-qualified stock option granted under the Director Plan, the excess of the fair market value of the stock at the date of exercise over the option price (the “Spread”) is taxable to the optionee as ordinary income. All such amounts taxable to an optionee are deductible by the Company as compensation expense. The deduction will be allowed for the taxable year of the Company in which the optionee includes an amount in income.

      Generally, the shares received on exercise of an option under the Director Plan are not subject to restrictions on transfer or risks of forfeiture and, therefore, the optionee will recognize income on the date of exercise. The Company believes that the Director Plan will comply with the requirements of Section Rule 16b-3 of the Act and, as a result, there will be no risk of forfeiture. However, if the Director Plan were not to comply with Rule 16b-3 and the optionee is subject to Section 16(b) of the Act, the Section 16(b) restriction will be considered a substantial risk of forfeiture for tax purposes. Under current law, optionees who are either directors or officers of the Company will be subject to restrictions under Section 16(b) of the Act during their term of service and for up to six months after termination of such service. Thus, ordinary income will be recognized and the Spread will be measured on the first day on which the sale of such shares at a profit is no longer subject to restrictions under Section 16(b) of the Act. Income tax regulations provide that such day is six months (less one day) from the transfer date for such shares. However, the optionee is entitled to elect to recognize income on the date of transfer. Such election must be made within 30 days of the transfer of the shares to the optionee.

      The foregoing discussion, based upon federal tax laws now in effect, is not intended to cover all relevant tax aspects of the Director Plan.

Amended Director Plan Benefits

      Prior to giving effect to the proposed amendment of the Director Plan, a total of 1,480,000 shares total of common stock were reserved for issuance under the Director Plan. As of October 9, 2002, options to purchase an aggregate of 610,000 shares of common stock at an average exercise price of $38.88 per share were outstanding under the Director Plan and held by the six Eligible Directors, and 180,000 shares were available for grant.

Vote Required

      Ratification and approval of the Director Plan, as amended, requires the affirmative vote of the holders of a majority of the shares of common stock of the Company present, or represented, and entitled to vote at the Meeting.

      The Board of Directors recommends a vote “FOR” ratification and approval of the Director Plan, as amended.

PROPOSAL 4

RATIFICATION AND APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

General

      At the Meeting, stockholders of the Company will be asked to consider a proposal to ratify and approve the Emulex Corporation Employee Stock Option Plan, as amended (the “Purchase Plan”).

      The Purchase Plan was approved by the stockholders at the 2000 Annual Meeting of Stockholders. As in effect on October 9, 2002, an aggregate of 199,877 shares of Common Stock had been issued under the Plan, and 123 shares remained available for issuance in future periods. On October 10, 2002, the Board of Directors approved, subject to ratification and approval by the stockholders, an increase in the number of shares authorized for sale under the Purchase Plan by 750,000 shares to 950,000.

Reasons for Amendment of the Purchase Plan

      The amendment to the Purchase Plan was adopted and is recommended for approval by the Company’s stockholders because the Board believes that enabling employees to purchase shares of common stock under the Purchase Plan will play an important role in the Company’s efforts to both attract and retain employees of outstanding ability and to promote employee morale by offering them a chance to own an equity interest in the Company. The increase in the number of shares authorized for issuance under the Purchase Plan is intended to assure that the Company retains its ability to attract and reward employees and promote employee morale. The Board believes that the failure to ratify and approve the Purchase Plan, as amended, by the stockholders will adversely impact the Company’s future hiring and operating plans.

Description of the Purchase Plan

      The following description of the Purchase Plan is qualified in all respects by reference to the Purchase Plan, as amended, the full text of which is attached as Appendix D.

      Purpose. The purposes of the Purchase Plan are to provide to employees an incentive to join and remain in the service of the Company and its subsidiaries, to promote employee morale and to encourage employee ownership of the Company’s common stock by permitting them to purchase shares on favorable terms through payroll deductions. The Purchase Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code.

      Eligibility. Every employee of the Company, including executive and other officers who are employees and all employees of any participating subsidiaries, who has completed 90 days of continuous employment with the Company and customarily works at least 20 hours per week will be eligible to participate in offerings made under the Purchase Plan. Employees of any present or future parent or subsidiary of the Company may also participate in the Purchase Plan at the discretion of the Board of Directors. As of October 1, 2002, approximately 222 of our employees were participating in the Purchase Plan. Non-employee directors of the Company are not eligible to participate in the Purchase Plan.

      Under the Purchase Plan, no employee will be granted a right to purchase any common stock under the Purchase Plan (i) if immediately after such purchase the employee would own stock or hold outstanding options to purchase stock possessing in the aggregate 5% or more of the total combined voting power of all classes of stock of the Company, or (ii) if the grant would permit the employee to purchase stock which, when aggregated with purchases under all other employee stock purchase plans of the Company, would exceed $25,000 worth of common stock of the Company (determined using the fair market value of such stock at the time such right is granted) for any calendar year in which the right is outstanding at any time. A maximum of 1,000 shares may be purchased by a participant in the Purchase Plan in any calendar year, subject to certain adjustment provisions specified in the Purchase Plan.

      Administration. The Purchase Plan will be administered by a committee of the Board of Directors appointed to administer the Purchase Plan (the “Administrator”), and if no such committee is appointed, the Administrator of the Purchase Plan will be the Board of Directors. The Board of Directors has appointed the Compensation Committee, which is comprised of three non-employee directors who are not eligible to participate in the Purchase Plan, to be the initial Administrator of the Purchase Plan. Subject to the provisions of the Purchase Plan, the Administrator has full authority to implement, administer and make all determinations necessary under the Purchase Plan. The Purchase Plan will be administered in a manner designed to ensure that any participant’s commencement or discontinuation of participation in the Purchase Plan or increase or decrease of payroll deductions will be effected in compliance with the exemptions from liability under Section 16(b) of the Securities Exchange Act of 1934 as set forth in Rule 16b-3 promulgated thereunder.

      Participation. An employee who has satisfied the eligibility requirements of the Purchase Plan may become a participant in the Purchase Plan upon his or her completion and delivery to the Company of an enrollment form authorizing payroll deductions. Eligible employees who elect to participate in an offering will purchase shares of common stock through regular payroll deductions in an amount of 0% to 10% of their compensation, as designated by each employee. For this purpose, “compensation” includes salary, annual bonus/ incentive, annual profit sharing, overtime, lead premium, commissions and shift differential, but expressly excludes other forms of compensation such as relocation, housing, car allowances, phone allowances, sign-on bonuses and referral bonuses. The limitation to 10% of compensation may be increased or decreased from time to time at the discretion of the Administrator, but in no event will the maximum amount be increased to an amount in excess of 15% of compensation.

      The Company will establish and maintain a separate account for each participant. All payroll deductions that are credited to a participant’s account under the Purchase Plan do not accrue any interest or earnings and are deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

      On October 1 and April 1 of each calendar year (“Grant Date”), the Company will grant to each eligible employee who has elected in writing to participate in the Purchase Plan a right to purchase, at the Purchase Price described below, that number of shares of common stock that can be purchased by the Company at the Purchase Price with the amounts held in such employee’s payroll deduction account. The common stock will be purchased on September 30 of each calendar year, if the Grant Date is April 1, and March 31 of each calendar year, if the Grant Date is October 1 (the “Purchase Date”).

      Purchase of Common Stock. Shares of common stock will be purchased automatically on the Grant Date at a price equal to the purchase price determined by the Plan Administrator at the Grant Date. The purchase price may not be less than 85% of the fair market value of the shares on the Grant Date or 85% of the fair market value of the shares as of the Purchase Date, whichever is lower (the “Purchase Price”). The fair market value of the common stock under the Purchase Plan will be the closing sale price on the date of valuation on the New York Stock Exchange or the principal stock exchange on which the Company’s common stock is then listed or admitted to trading. If no closing sale price is quoted or no sale takes place on such day, then the fair market value shall be the closing sale price of the Company’s common stock on the next preceding day on which a sale occurred. The fair market value of the Company’s common stock on September 30, 2002 was $11.26 per share.

      A participant may elect to have shares purchased under the Purchase Plan and issued directly to him or her. Unless the participant’s participation is terminated or the participant directs the Company otherwise, shares will be purchased automatically on his or her behalf with all amounts held in his or her account on each

Purchase Date at the Purchase Price. Any surplus cash remaining in the participant’s account on the Purchase Date after shares are purchased will be refunded to the participant, without interest.

      Changes in Election and Withdrawal; Termination of Employment. A participant may decrease the rate of payroll deductions one time during the applicable offering period (which shall be April 1 through September 30, if the Grant Date is April 1, and October 1 through March 31, if the Grant Date is October 1) (“Offering Period”). A participant may terminate his or her participation in the Purchase Plan by signing and delivering to the Company a notice of withdrawal. Such withdrawal may be elected at any time before the end of the applicable Offering Period. As soon as practicable after such withdrawal, the payroll deductions credited to the participant’s account will be returned to the participant, without interest. The Plan Administrator also may designate a special election adjustment period during which participants may make a one-time election to decrease the amount of the periodic payroll deduction. A participant’s rights in the Purchase Plan are nontransferable other than by will and the laws of descent and distribution.

      Termination of a participant’s employment for any reason, including retirement, disability or discharge, immediately cancels his or her participation in the Purchase Plan. In such event, the payroll deductions credited to the participant’s account will be returned to such participant or, in the case of death, to the participant’s beneficiary, without interest. However, upon termination of employment because of death, the participant’s beneficiary has certain rights to elect to exercise the option to purchase the shares that the accumulated payroll deductions in the participant’s account would purchase at the date of death. For purposes of determining the right to exercise on the Purchase Date, a participant’s employment will not be considered to terminate by reason of death or leave of absence taken in accordance with the Company’s leave of absence policy, provided the leave of absence does not exceed five months or, if longer, during any period that a participant’s reemployment rights are guaranteed by law or by contract.

      Adjustment Upon Changes in Capitalization; Merger, Consolidation or Reorganization. A proportionate adjustment shall be made by the Plan Administrator in the number, Purchase Price, and kind of shares if the shares of the Company’s common stock are increased, decreased, or exchanged for different securities, through reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividends or similar capital adjustment.

      Amendment and Termination of the Purchase Plan. Unless previously terminated, the Purchase Plan will terminate on December 31, 2010, or when all shares authorized for sale thereunder have been sold, whichever is earlier. The Board of Directors at any time may amend or terminate the Purchase Plan with respect to rights to purchase common stock under the Purchase Plan that have not already been granted. No amendment may be made to the Purchase Plan without prior approval of the stockholders of the Company if such amendment would increase the number of shares reserved under the Purchase Plan, materially modify the eligibility requirements of the Purchase Plan, materially increase the benefits that may accrue to participants under the Purchase Plan, extend the term of the Purchase Plan, alter the option price formula or cause the Purchase Plan to fail to meet the requirements to qualify as an “employee stock purchase plan” under Section 423 of the Code.

Amended Purchase Plan Benefits

      Because participation in the Purchase Plan is voluntary and participation levels of each participant may be changed during each offering period, the Company cannot now determine the number of shares of Company common stock to be purchased by any of the Company’s current executive officers, by all of the Company’s current executive officers as a group or by the Company’s non-executive employees as a group.

      The following table summarizes shares purchased under the Purchase Plan during the Purchase Plan year ended September 30, 2002 by the following individuals and groups (i) the executive officers named in the Summary Compensation Table, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group, and (iv) all other employees under the Purchase Plan:

Amended Plan Benefits

Emulex Corporation Employee Stock Purchase Plan

	Shares Acquired in
	Purchase Plan Year Ended	Weighted Average
Name and Position	September 30, 2002	Purchase Price Per Share

Paul F. Folino	0	—
Chairman and Chief Executive Officer
Kirk D. Roller	0	—
President and Chief Operating Officer
Ronald P. Quagliara	0	—
Chief Technology Officer
Michael J. Rockenbach	0	—
Executive Vice President and Chief Financial Officer
Karen Mulvany	0	—
Executive Vice President, Business Planning and Development
All current executive officers as a group (8 people)	0	—
All current directors who are not executive officers as a group (6 people)	0	—
All other employees (including all current officers who are not executive officers) as a group	129,467	$8.46

Summary of Federal Income Tax Consequences of Purchase Plan

      The following is a brief description of the federal income tax consequences of participation in the Purchase Plan. State and local income taxes, which may vary from locality to locality, are not discussed.

      No taxable income is recognized by a participant either at the time of election to participate in an offering under the Purchase Plan or at the time any shares of Company common stock are purchased thereunder.

      If shares are disposed of at least two years after the Grant Date and at least one year after the Purchase Date or in the event of a participant’s death (whenever occurring) while owning such shares, then any excess of the fair market value of the shares at the Grant Date over the Purchase Price of the shares will be treated as ordinary income to the participant. Any further gain upon such disposition will be taxed as long-term capital gain at the rates then in effect. If the shares are sold and the sale price is less than the Purchase Price, there is no ordinary income and the participant will have a capital loss equal to the difference between the sale price and the Purchase Price. The ability of a participant to utilize such a capital loss will depend on the participant’s other tax attributes and the statutory limitations on capital loss deductions (not discussed herein).

      If the shares are sold or disposed of (including any disposition by way of gift) before the expiration of two-years after the Grant Date or within one year after the shares are transferred to the participant, then the excess of the fair market value of the shares on the Purchase Date over the Purchase Price will be treated as ordinary income to the participant. This excess will constitute ordinary income for the year of sale or other disposition even if no gain is realized on the sale or a gratuitous transfer of shares is made. The balance of the gain will be taxed as capital gain at the rates then in effect. If the shares are sold for less than their fair market value on the Purchase Date, the same amount of ordinary income will be attributed to the participant and a capital loss is recognized equal to the difference between the sale price and the value of the shares on such

Purchase Date. As indicated above, the ability of the participant to utilize such a capital loss will depend upon the participant’s other tax attributes and the statutory limitation on capital losses (not discussed herein).

      The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the holding periods described above.

Potential Accounting Consequences

      Employee stock purchase plans that satisfy the requirements under Section 423 of the Code generally are treated as noncompensatory plans for financial accounting purposes. However, a plan that otherwise satisfies Section 423 may be treated as a compensatory plan unless the discount from the market price of the stock is no greater than would be reasonable in an offer of stock to stockholders or others. A purchase discount of up to 15% is generally acceptable. However, generally accepted accounting principles may require the Company to record a charge to earnings if certain conditions apply to an employee stock purchase plan that qualifies under Section 423 of the Code. Generally, if (i) at the beginning of an offering period, the shares reserved for issuance under an employee stock purchase plan are insufficient to cover all shares issuable throughout the offering period, (ii) stockholders subsequently approve additional shares allocable to an offering period that commenced prior to the stockholder approval date, and (iii) the fair market value of the stock subject to the plan on the subsequent stockholder approval date is higher than the fair market value on the date when the offering period commenced, then the Company will be required to record a charge to earnings to reflect the theoretical compensatory element of the difference in fair market value.

      While the Company generally attempts to assure that the number of shares reserved for issuance under the Purchase Plan are sufficient to cover the needs of the Purchase Plan for at least the next twelve months, a substantial increase in participation due to, among other things, the increase in the number of employees resulting from the acquisition of Giganet, Inc. in March 2001, as well as volatility in the trading price of the Company’s common stock, resulted in the Company not having sufficient shares authorized for issuance under the Purchase Plan for the participation period ended September 30, 2002. Pursuant to the terms of the Purchase Plan, as a result of the shortfall in shares, in the participation period ended September 30, 2002, participants were able to purchase a pro rata portion of the shares they would otherwise have been eligible to purchase. In addition, the commencement of the new participation period was delayed from October 1, 2002 to October 14, 2002.

      Effective October 11, 2002, the Board of Directors approved the authorization of an additional 750,000 shares for issuance under the Purchase Plan, subject to stockholder approval. As a result, in the event the fair market value of the Company’s common stock increases above $10.85 (the fair market value as of the close of business on October 11, 2002) on the date the amendment to the Purchase Plan is approved by the stockholders, the Company will incur a charge against earnings. Because the amount of such charge depends on employee participation levels as well as the future price of the Company’s common stock, the exact amount of any such charge cannot be calculated at this time.

Vote Required for Approval of the Purchase Plan

      Approval of this proposal to ratify and approve the Purchase Plan, as amended, requires the affirmative vote of the holders of a majority of the shares of common stock of the Company present, or represented, and entitled to vote at the Meeting.

      The Board of Directors recommends a vote “FOR” ratification and approval of the Purchase Plan, as amended.

EQUITY COMPENSATION PLAN INFORMATION

      The following table gives information about the Company’s common stock that may be issued upon the exercise of options and rights under all of the Company’s equity compensation plans as of June 30, 2002, including the Employee Plan, the Director Plan, the Purchase Plan as well as options granted pursuant to the

Giganet, Inc. 1995 Stock Option Plan which options were assumed by the Company in connection with the acquisition of Giganet, Inc. in March 2001.

	(a)	(b)	(c)

	Number of	Weighted-	Number of Securities
	Securities to be	Average Exercise	Remaining Available for
	Issued upon	Price of	Future Issuance Under
	Exercise of	Outstanding	Equity Compensation
	Outstanding	Options,	Plans (Excluding
	Options, Warrants	Warrants and	Securities Related in
Plan Category	and Rights	Rights	Column (a))

Equity compensation plans approved by security holders(1)	8,729,772	$30.26	462,034
Employee stock purchase plan approved by security holders	— (2)	— (2)	45,751 (3)
Employee compensation plan not approved by security holders	590,582 (4)	3.46 (4)	0

Total	9,320,354	$28.56	507,785

(1)	Consists of the Employee Plan and the Director Plan.

(2)	The number of shares that may be issued pursuant to the Purchase Plan during a given Purchase Plan period and the purchase price of such shares cannot be determined in advance.

(3)	All but 123 of such shares were issued pursuant to the Purchase Plan upon termination of the Purchase Plan period ended September 30, 2002.

(4)	Consists of the Giganet, Inc. 1995 Stock Option Plan which was assumed by the Company in connection with the acquisition of Giganet, Inc. in March 2001.

PROPOSAL 5

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

      The accounting firm of KPMG LLP serves the Company as its independent public accountants at the direction of the Board of Directors of the Company. One or more representatives of KPMG LLP are expected to be present at the Meeting and will have an opportunity to make a statement, if they desire to do so, and to be available to respond to appropriate questions.

      The Board of Directors recommends a vote “FOR” the ratification of the selection of KPMG LLP as the independent public accountants for the Company for fiscal year 2002. This matter is not required to be submitted for stockholder approval, but the Board of Directors has elected to seek ratification of its selection of the independent public accountants by the affirmative vote of a majority of the shares represented and voting at the Meeting.

      Notwithstanding the ratification by stockholders of the appointment of KPMG LLP, the Board of Directors may, if the circumstances dictate, appoint other independent accountants.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

      Section 16 of the Exchange Act requires the Company’s directors and executive officers and persons who own more than 10% of a registered class of the Company’s equity securities to file various reports with the Securities and Exchange Commission and the New York Stock Exchange concerning their holdings of, and transactions in, securities of the Company. Copies of these filings must be furnished to the Company.

      Based on a review of the copies of such forms furnished to the Company and written representations from the Company’s executive officers and directors, the Company believes that during the 2002 fiscal year its officers, directors and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements.

STOCKHOLDER PROPOSALS

      Stockholders who wish to present proposals for action at the 2003 Annual Meeting should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no later than May 15, 2003, for inclusion in next year’s proxy statement and proxy card.

ANNUAL REPORT TO STOCKHOLDERS

      The Annual Report to Stockholders of the Company for the fiscal year ended June 30, 2002, including audited consolidated financial statements, has been mailed to the stockholders concurrently herewith, but such Report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

OTHER MATTERS

      The Management of the Company does not know of any other matters which are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their collective judgment.

ANNUAL REPORT ON FORM 10-K

      A copy of the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (exclusive of Exhibits), will be furnished without charge to any person from whom the accompanying proxy is solicited upon written request to Investor Relations, Emulex Corporation, 3535 Harbor Boulevard, Costa Mesa, California 92626. If Exhibit copies are requested, a copying charge of $0.20 per page will be made. A copy of our Annual Report on Form 10-K is also available on our website at www.emulex.com.

By Order of the Board of Directors

MICHAEL J. ROCKENBACH
Executive Vice President,
Chief Financial Officer,
Secretary and Treasurer

Costa Mesa, California

October 21, 2002

APPENDIX A

EMULEX CORPORATION

Charter of the Audit Committee of the Board of Directors

Audit Committee Purpose

      The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

•	Monitor the independence and performance of the Company’s independent auditors.

•	Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

      The Audit Committee has the authority to conduct any investigation appropriate of fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

Audit Committee Composition and Meetings

      Audit Committee members shall meet the requirements of the New York Stock Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

      Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

      The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall approve an agenda in advance of each meeting. The Committee shall meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, a quorum of the Committee will communicate with management and the independent auditors quarterly to review the Company’s financial statements and significant findings based upon the auditors’ limited review procedures.

Audit Committee Responsibilities and Duties

      1.     Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

      2.     Review the Company’s annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

      3.     In consultation with the management and the independent auditors, consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors.

A-1

      4.     Review with financial management and the independent auditors the company’s quarterly financial results prior to the release of earnings and/or the company’s quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with SAS No. 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

Independent Auditors

      5.     The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

      6.     Approve the fees and other significant compensation to be paid to the independent auditors.

      7.     On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence.

      8.     Review the independent auditors audit plan — discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

      9.     Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with SAS No. 61.

      10.     Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

      11.     On at least an annual basis, review with the Company’s counsel, any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

      12.     Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company’s annual proxy statement.

      13.     Perform any other activities consistent with the Charter, the Company’s by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

      14.     Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

A-2

APPENDIX B

EMULEX CORPORATION

EMPLOYEE STOCK OPTION PLAN

(As amended through October 21, 2002)

      1.     Purpose. The purpose of this Emulex Corporation Employee Stock Option Plan (“Plan”) is to further the growth and development of Emulex Corporation (“Company”) and its subsidiaries by providing, through ownership of stock of the Company, an incentive to officers and other key employees who are in a position to contribute materially to the prosperity of the Company, to increase such persons’ interests in the Company’s welfare, to encourage them to continue their services to the Company or its subsidiaries, and to attract individuals of outstanding ability to enter the employment of the Company or its subsidiaries.

      2.     Incentive and Non-Qualified Stock Options. Two types of options (referred to herein as “options” without distinction between such two types) may be granted under the Plan: Options intended to qualify as incentive stock options (“incentive stock options”) under Section 422 of the Internal Revenue Code of 1986, as amended, and any successor statutes (“Code”); and other options not specifically authorized or qualified for favorable income tax treatment by the Code (“non-qualified stock options”).

      3.     Administration.

      3.1     Administration by Board. Subject to Section 3.2, the Plan may be administered by the Board of Directors of the Company (the “Board”). Subject to the provisions of the Plan, the Board shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, from time to time to select from among the eligible employees (as determined pursuant to Section 4) of the Company and its subsidiaries those employees to whom options will be granted, to determine the timing and manner of the grant of the options, to determine the exercise price, the number of shares covered by and all of the terms of the options, to determine the duration and purpose of leaves of absence which may be granted to optionees without constituting termination of their employment for purposes of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan. The interpretation and construction by the Board of any provisions of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

      3.2     Administration by Committee. The Board may, in its sole discretion, delegate any or all of its administrative duties to a committee (the “Committee”) of not fewer than two (2) members of the Board, all of the members of which Committee shall be persons who, in the opinion of counsel to the Company, are “non-employee directors” as defined in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission, as amended and in effect on and after August 15, 1996, to be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease (to not less than two members) the size of the Committee, and add additional members to, or remove members from, the Committee. The Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directors of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable. No member of the Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

      4.     Eligibility. Any employee of the Company or any of its subsidiaries who does not own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations shall be eligible to receive an option under the Plan. A director or employee may receive more than one option under the Plan. No director who is not also an employee shall be eligible to receive an option under the Plan.

      5.     Shares Subject to Options. The stock available for grant of options under the Plan shall be shares of the Company’s authorized but unissued, or reacquired, common stock. The aggregate number of shares which may be issued pursuant to exercise of options theretofore or thereafter granted under the shall not exceed 33,690,000 shares of common stock (subject to adjustment as provided in Section 6.14). The maximum number of shares with respect to which options may be granted to any employee in any one calendar year shall be 4,000,000 shares. In the event that any outstanding option under the Plan for any reason expires or is terminated, the shares of common stock allocable to the unexercised portion of the option shall again be available for options under the Plan as if no option had been granted with respect to such shares.

      6.     Terms and Conditions of Options. Options granted under the Plan shall be evidenced by agreements (which need not be identical) in such form and containing such provisions which are consistent with the Plan as the Board or Committee shall from time to time approve. Each agreement shall specify whether the option granted thereby is an incentive stock option or a non-qualified stock option. Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

      6.1     Number of Shares Subject to Option. Each option agreement shall specify the number of shares subject to the option.

      6.2     Option Price. The purchase price for the shares subject to any option shall not be less than 100% of the fair market value of the shares of common stock of the Company on the date the option is granted. For purposes of the Plan, the “fair market value” of any share of common stock of the Company at any date shall be (a) if the common stock is listed on an established stock exchange or exchanges, the last reported sale price per share on such date on the principal exchange on which it is traded, or if no sale was made on such date on such principal exchange, at the closing reported bid price on such date on such exchange, or (b) if the common stock is not then listed on an exchange, the last reported sale price per share on such date reported by NASDAQ, or if sales are not reported by NASDAQ or no sale was made on such date, the average of the closing bid and asked prices per share for the common stock in the over-the-counter market as quoted on NASDAQ on such date, or (c) if the common stock is not then listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Board or the Committee.

      6.3     Medium and Time of Payment. The purchase price for any shares purchased pursuant to exercise of an option granted under the Plan shall be paid in full upon exercise of the option in cash, or by check, or, at the discretion of the Board or the Committee, upon such terms and conditions as the Board or the Committee shall approve, by transferring to the Company for redemption shares of common stock of the Company at their fair market value (determined in the manner provided in Section 6.2 as of the date provided in Section 6.5). Shares of common stock transferred to the Company upon exercise of an option shall not increase the number of shares available for issuance under the Plan. Notwithstanding the foregoing, the Company may extend and maintain, or arrange for the extension and maintenance of, credit to any optionee to finance the optionee’s purchase of shares pursuant to exercise of any option, on such terms as may be approved by the Board or the Committee, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

      6.4     Term of Option. No option granted to an employee (including a director who is an employee) shall be exercisable after the expiration of the earliest of (i) ten years after the date the option is granted, (ii) three months after the date the optionee’s employment with the Company and its subsidiaries terminates if such termination is for any reason other than permanent disability, death, or cause, (iii) the date the optionee’s employment with the Company and its subsidiaries terminates if such termination is for cause, as determined by the Board or by the Committee, in its sole discretion, or (iv) one year after the date the optionee’s employment with the Company and its subsidiaries terminates if such termination is a result of death or permanent disability, or death or permanent disability results within not more than three months of the date on which the optionee ceases to be an employee; provided, however, that the option agreement for any option may provide for shorter periods in each of the foregoing instances. For the purposes of this Section 6.4, “permanent disability” shall mean a disability of the type defined in Section 22(c)(3) of the Code. Notwithstanding anything to the contrary contained in this Section 6.4 or any other provision of the Plan, the terms of any option agreement under the Plan may provide that the exercise period described in 6.4(ii) above may be longer than three months after the date the optionee’s employment with the Company and its subsidiaries terminates.

      6.5     Exercise of Option. No option shall be exercisable during the lifetime of an optionee by any person other than the optionee. The Board or the Committee shall have the power to set the time or times within which each option shall be exercisable and to accelerate the time or times of exercise. Unless otherwise provided by the Board or the Committee, each option granted under the Plan shall become exercisable on a cumulative basis as to 25% of the total number of shares covered thereby at any time after one year from the date the option is granted and an additional 6 1/4% of such total number of shares at any time after the end of each consecutive calendar quarter thereafter until the option has become exercisable as to all of such total number of shares. To the extent that an optionee has the right to exercise an option and purchase shares pursuant thereto, the option may be exercised from time to time by written notice to the Company, stating the number of shares being purchased and accompanied by payment in full of the purchase price for such shares. If shares of common stock of the Company are used in part or full payment for the shares to be acquired upon exercise of the option, such shares shall be valued for the purpose of such exchange as of the date of exercise of the option in accordance with the provisions of Sections 6.2 and 6.3. Any certificate(s) for shares of outstanding common stock of the Company used to pay the purchase price shall be accompanied by stock power(s) duly endorsed in blank by the registered holder of the certificate(s) (with the signature thereon guaranteed). In the event the certificate(s) tendered by the optionee in such payment cover more shares than are required for such payment, the certificate(s) shall also be accompanied by instructions from the optionee to the Company’s transfer agent with respect to disposition of the balance of the shares covered thereby.

      6.6     No Transfer of Option. No option shall be transferable by an optionee otherwise than by will or the laws of descent and distribution.

      6.7     Prior Outstanding Incentive Stock Options. No incentive stock option granted under the Plan prior to 1987 shall be exercisable to any extent at any time while there is outstanding any incentive stock option which was granted prior to the granting of such option to the optionee by the Company or any subsidiary or parent corporation of the Company or any predecessor corporation of the Company or any subsidiary or parent corporation of the Company. For the purpose of this Section 6.7, an option shall be outstanding until such time as the option is exercised in full or expires by reason of lapse of time.

      6.8     Limit on Incentive Stock Options.

      (a) The aggregate fair market value (determined as of the time the option is granted) of the stock for which any employee may be granted incentive stock options in any calendar year commencing after December 31, 1980 and continuing before January 1, 1987 (under all option plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000 plus any unused limit carryover to such year allowed under Section 422(c)(4) of the Code.

      (b) The aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options granted after December 31, 1986 are exercisable for the first time by an optionee during any calendar year (under all incentive stock option plans of the Company and its subsidiaries) shall not exceed $100,000.

      6.9     Restriction on Issuance of Shares. The issuance of options and shares shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification under the California Corporate Securities Law of 1968, as amended.

      6.10     Investment Representation. Any optionee may be required, as a condition of issuance of shares covered by his or her option, to represent that the shares to be acquired pursuant to exercise of the option will be acquired for investment and without a view to distribution thereof, and in such case, the Company may place a legend on the certificate evidencing the shares reflecting the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration.

      6.11     Rights as a Stockholder or Employee. An optionee or transferee of an option shall have no rights as a stockholder of the Company with respect to any shares covered by any option until the date of issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property) or distribution or other rights for which the record date is prior to the date such share certificate is issued, except as provided in Section 6.14. Nothing in the Plan or in any option agreement shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with any right of the Company or any subsidiary to terminate the optionee’s employment at any time.

      6.12     No Fractional Shares. In no event shall the Company be required to issue fractional shares upon the exercise of an option.

      6.13     Exercisability in the Event of Death. In the event of the death of the optionee while he or she is an employee and/or director of the Company or any of its subsidiaries or within not more than three months of the date on which he or she ceased to be an employee and/or director, any option or unexercised portion thereof granted to the optionee, to the extent exercisable by him or her on the date of death, may be exercised by the optionee’s personal representatives, heirs, or legatees subject to the provisions of Section 6.4 hereof.

      6.14     Recapitalization or Reorganization of Company. Except as otherwise provided herein, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to the option rights granted under the Plan, and the exercise price of such option rights, in the event of a stock dividend (but only on common stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the capital structure of the Company. In the event of a liquidation of the Company, or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, any unexercised options theretofore granted under the Plan shall be deemed canceled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the options under the Plan or to use substitute options in place thereof; provided, however, that, notwithstanding the foregoing, if such options would otherwise be canceled in accordance with the foregoing, the optionee shall have the right, exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, or consolidation, to exercise the optionee’s option in whole or in part without regard to any installment exercise provisions in the optionee’s option agreement. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board or the Committee, the determination of which in that respect shall be final, binding, and conclusive, provided that each option granted pursuant to the Plan shall not be adjusted in a manner that causes the option to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Code.

      6.15     Modification, Extension, and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Board or Committee may modify, extend, or renew outstanding options granted under the Plan, accept the surrender of outstanding options (to the extent not theretofore exercised), and authorize the granting of new options in substitution therefor (to the extent not theretofore exercised); provided, however, that the Board or Committee may not, without the approval of the stockholders of the Company, (i) reprice or otherwise reduce the exercise price of unexercised options, or (ii) cancel previously granted options and issue new options to the same optionholder at a lower exercise price. The Board or Committee shall not, however, modify any outstanding incentive stock option in any manner which would cause the option not to qualify as an incentive stock option within the meaning of Section 422 of the Code. Notwithstanding the foregoing, no modification of an option shall, without the consent of the optionee, alter or impair any rights of the optionee under the option.

      6.16     Other Provisions. Each option may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Board or Committee.

      7.     Termination or Amendment of Plan. The Board may at any time terminate or amend the Plan; provided that, without approval of the stockholders of the Company, there shall be, except by operation of the provisions of Section 6.14, no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive options granted under the Plan or other material modification of the requirements as to eligibility for participation in the Plan, no material increase in the benefits accruing to participants under the Plan, and no extension of the latest date upon which options may be granted; and provided further that, without the consent of the optionee, no amendment may adversely affect any then outstanding option or any unexercised portion thereof.

      8.     Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Board or the Committee administering the Plan shall be indemnified by the Company against reasonable expenses, including attorney’s fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his duties, provided that within 60 days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

      9.     Non-Qualified Stock Option Plan. The Plan as set forth herein constitutes an amendment and restatement of the Company’s Non-Qualified Stock Option Plan which was adopted in November 1980. The Board or the Committee may, in its discretion, authorize the conversion, to the fullest extent permitted by law, of non-qualified stock options granted under the Non-Qualified Stock Option Plan prior to such amendment to incentive stock options under this Plan, as so amended. Any such options converted to incentive stock options shall be treated as incentive stock options for all purposes under the Plan; provided, however, that none of the terms or conditions of any such options, including, but not limited to, the exercise price, the term of the option, and the time(s) within which the option may be exercised, shall be altered or amended by reason of such conversion.

      10.     Stockholder Approval and Term of Plan. The effective date of this amended and restated Plan shall be October 15, 2002, subject to the approval of stockholders of the Company within 12 months of the date of adoption. No options granted under the amended Plan will be effective until the stockholders of the Company have approved the amendment and restatement of the Plan. Unless sooner terminated by the Board in its sole discretion, the Plan will expire on December 31, 2010.

APPENDIX C

EMULEX CORPORATION

1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

(As amended through October 21, 2002)

      1.     Purpose.

      (a) The purpose of the Emulex Corporation 1997 Stock Option Plan for Non-Employee Directors (the “Plan”) is to provide a means by which each director of Emulex Corporation, a Delaware corporation (the “Company”), who is not an employee of the Company or any of its subsidiaries (each such person being hereafter referred to as a “Non-Employee Director”) will be given an opportunity to purchase stock of the Company.

      (b) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

      2.     Administration.

      (a) The Plan shall be administered by the Board of Directors of the Company (the “Board”) unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).

      (b) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the “Committee”). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The Committee shall act pursuant to a majority vote or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable.

      (c) No member of the Board or the Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

      3.     Shares Subject to the Plan.

      (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options heretofore or hereafter granted under the Plan shall not exceed in the aggregate 1,730,000 shares of the Company’s common stock (the “Common Stock”). If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for options under the Plan as if no option had been granted with respect to such shares.

      (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

      4.     Eligibility. Options shall be granted only to Non-Employee Directors of the Company who are eligible directors at the time of grant. Each Non-Employee Director shall be eligible to receive an option under the Plan if such director is not then an employee of the Company or any of its subsidiaries. A director of the Company shall not be deemed to be an employee of the Company or any of its subsidiaries solely by reason of the existence of an agreement between such director and the Company or any subsidiary thereof pursuant to which the director provides services as a consultant to the Company or its subsidiaries on a regular or occasional basis for compensation.

      5.     Automatic Grants.

      (a) Each person who first becomes an eligible Non-Employee Director after June 14, 2001 shall, upon the date of his or her initial qualification as an eligible Non-Employee Director, automatically be granted an initial option to purchase thirty thousand (30,000) shares of the Company’s Common Stock (subject to adjustment as provided in paragraph 10 hereof) upon the terms and conditions set forth herein.

      (b) On each anniversary of the date of grant of the initial option to each eligible Non-Employee Director pursuant to subparagraph 5(a) which occurs after June 14, 2001, each such eligible Non-Employee Director shall automatically be granted an additional option to purchase ten thousand (10,000) shares of the Company’s Common Stock (subject to adjustment as provided in paragraph 10 hereof) upon the terms and conditions set forth herein.

      6.     Option Provisions. Each option shall contain the following terms and conditions:

      (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date (“Expiration Date”) ten years from the date of grant. The term of each option may terminate sooner than such Expiration Date if the optionee’s service as a director of the Company terminates for any reason or for no reason. In the event of such termination of service, the option shall terminate on the earlier of the Expiration Date or the date one year following the date of termination of service. In any and all circumstances, an option may be exercised following termination of the optionee’s service as a director of the Company only as to that number of shares as to which it was exercisable on the date of termination of such service under the provisions of subparagraph 6(e). Notwithstanding the foregoing, if exercise within the foregoing periods is prohibited under paragraph 13 below, the term of the option shall be extended to a date thirty (30) days following the first date on which the condition of paragraph 13 of the Plan has been met, and the option shall be exercisable as to that number of shares that could have been exercised on the date of termination of service had the condition of paragraph 13 been satisfied on that date.

      (b) The exercise price of each option shall be one hundred percent (100%) of the fair market value of the stock subject to such option on the date such option is granted. For purposes of the Plan, the “fair market value” of any share of Common Stock of the Company at any date shall be (i) if the Common Stock is listed on an established stock exchange or exchanges, the last reported sale price per share on such date on the principal exchange on which it is traded, or if no sale was made on such day on such principal exchange, at the closing reported bid price on such day on such exchange, (ii) if the Common Stock is not then listed on an exchange, the last reported sale price per share on such date reported by NASDAQ, or if sales are not reported by NASDAQ or no sale was made on such day, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on NASDAQ on such day, or (iii) if the Common Stock is not then listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Board or the Committee.

      (c) An option that is exercisable may be exercised by the delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, addressed to the attention of the Board or the Committee. Such notice shall specify the number of shares of Common Stock with respect to which the option is being exercised and shall be accompanied by payment in full of the exercise price per share of the shares of Common Stock for which the option is being exercised. Payment of the exercise price of each option is due in full in cash upon any exercise when the number of shares being purchased upon such exercise is less than 2,000 shares; but when the number of shares being purchased upon an exercise is 1,000 or more shares, the optionee may elect to make payment of the exercise price under one of the following alternatives:

(i) Payment of the exercise price per share in cash at the time of exercise; or

(ii) Provided that at the time of exercise the Company’s Common Stock is publicly traded and quoted regularly in The Wall Street Journal, payment by delivery of already owned shares of Common Stock of the Company owned by the optionee for at least six (6) months and owned free and clear of any liens, claims, encumbrances or security interests, which Common Stock shall be valued at fair market value on the date of exercise; or

(iii) Provided that at the time of exercise the Company’s Common Stock is publicly traded and quoted regularly in The Wall Street Journal, a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate exercise price of such Stock Option (a “cashless exercise”). Payment in full of the exercise price per share need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Common Stock for which the option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the exercise price per share for the shares of Common Stock purchased pursuant to the exercise of the option plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of the option.

(iv) Payment by a combination of the methods of payment specified in subparagraphs 6(c)(i), 6(c)(ii) and 6(c)(iii) above.

      (d) An option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended (the “Code”), or Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the rules thereunder (a “QDRO”), and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his guardian or legal representative or any transferee pursuant to a QDRO.

      (e) The options shall become exercisable in installments as follows:

(i) Each of the options described in subparagraph 5(a) shall become exercisable in installments as follows: one-third ( 1/3) of the shares covered by the option on each of the first three anniversaries of the date of grant, until all the shares have become purchasable, provided that options shall become exercisable only during periods that the optionee is a director of the Company.

(ii) Each of the options described in subparagraph 5(b) shall become exercisable in installments as follows: one-half ( 1/2) of the shares covered by the option on the date six (6) months after the date of grant, one-fourth ( 1/4) of the shares covered by the option on the date nine (9) months after the date of grant, and one-fourth ( 1/4) of the shares covered by the option on the first anniversary of the date of grant, until all the shares have become purchasable; provided that options shall become exercisable only during periods that the optionee is a director of the Company.

(iii) Subject to the limitations contained herein, including, without limitation, those contained in subparagraph 13(b), each option shall be exercisable with respect to each installment on or after the date of exercisability applicable to such installment.

      (f) Each option shall contain a representation and any optionee may be required, as a condition of the grant of the option and the issuance of shares covered by his or her option, to represent that the option and the shares to be acquired pursuant to exercise of the option will be acquired for investment and without a view to distribution thereof. In addition, the Company may require any optionee or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee’s knowledge and experience in financial and business matters; (ii) and to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person’s own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise of the option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

      (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

      7.     Covenants of the Company.

      (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

      (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan or any stock issued or issuable pursuant to any such option. If the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

      8.     Use of Proceeds from Stock. Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

      9.     Miscellaneous.

      (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

      (b) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or shall affect any right of the Company or its Board or stockholders to terminate the service of any Non-Employee Director with or without cause.

      (c) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him or her, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of Common Stock, if any, as shall have been reserved for him or her pursuant to an option granted to him or her.

      (d) In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company’s obligation to issue or transfer shares to a Non-Employee Director or to evidence the removal of any restrictions on transfer that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax. The Non-Employee Director may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by any of the following means or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold from the shares of Common Stock otherwise issuable to the participant as a result of the exercise of the stock option a number of shares having a fair market value less than or equal to the amount of withholding tax obligation; (iii) or delivering to the Company owned and unencumbered shares of Common Stock having a fair market value less than or equal to the amount of the withholding tax obligation.

      (e) In the event of the death of an optionee, any option (or unexercised portion thereof) held by the optionee, to the extent exercisable by him or her on the date of death, may be exercised by the optionee’s personal representatives, heirs, or legatees subject to the provisions of subparagraphs 6(a) and 6(e) hereof.

      10.     Adjustments upon Changes in Stock.

      (a) If any change is made in the stock subject to the Plan or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.

      (b) In the event of a liquidation of the Company, or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a subsidiary of another corporation, any unexercised options theretofore granted under the Plan shall be deemed cancelled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the options under the Plan or to use substitute options in place thereof; provided, however, that, notwithstanding the foregoing, if such options would otherwise be cancelled in accordance with the foregoing, the optionee shall have the right, exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, or consolidation, to fully exercise the optionee’s option in whole or in part without regard to any installment exercise provisions otherwise provided by subparagraph 6(e). In the event of a Change in Control of the Company, as defined below, any unexercised option theretofore granted under the Plan which is not then already exercisable as to all of the shares subject to the option shall become exercisable upon such Change in Control in addition to the shares, if any, as to which the option is already exercisable. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board or the Committee, the determination of which in that respect shall be final, binding, and conclusive. A “Change in Control” shall be deemed to have occurred if:

(i) any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall own beneficially one-third ( 1/3) or more of the common stock of the Company outstanding; or

(ii) if following:

(A) a tender or exchange offer for voting securities of the Company (other than any such offer made by the Company), or

(B) a proxy contest for election of directors of the Company,

the persons who were directors of the Company immediately before the initiation of such event (or directors who were appointed by such directors) cease to constitute a majority of the Board of the Company upon the completion of such tender or exchange offer or proxy contest or within one year after such completion.

      11.     Amendment of the Plan.

      (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the vote of the majority of the shares of the Company represented and voting at a duly held meeting within twelve (12) months before or after the adoption of the amendment, where the amendment will:

(i) Materially increase the number of shares which may be issued under the Plan;

(ii) Materially modify the requirements as to eligibility for participation in the Plan; or

(iii) Materially increase the benefits accruing to participants under the Plan, whether by increasing the number of shares for which an option may be granted to an optionee or otherwise.

      (b) Rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan except with the consent of the person to whom the option was granted.

      12.     Termination or Suspension of the Plan.

      (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on December 31, 2010. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

      (b) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan except with the consent of the person to whom the option was granted.

      (c) The Plan shall terminate upon the occurrence of any of the events described in subparagraph 10(b) above.

      13.     Effective Date of Amended Plan; Conditions of Exercise. The effective date of this amended and restated Plan shall be October 15, 2002, subject to the approval of stockholders of the Company within 12 months of the date of adoption. No options granted under the amended and restated Plan will be effective until the stockholders of the Company have approved the amendment and restatement of the Plan. The Plan originally became effective on November 1, 1997, subject to the condition subsequent that the Plan be approved by the vote or written consent of the holders of a majority of the shares of the Company represented and voting at the next special or annual meeting of stockholders of the Company. No option shall be granted under the amended Plan unless and until the stockholder approval condition of this paragraph 13 has been satisfied.

      14.     Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Board or the Committee administering the Plan shall be indemnified by the Company against reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his or her duties, provided that within 60 days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

      15.     Captions. The use of captions in this Plan or any related option agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such option agreement.

      16.     Other Provisions. Each option granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board or Committee, in its sole discretion.

      17.     Number and Gender. With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

      18.     Severability. If any provision of the Plan or any option agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

      19.     Governing Law. The validity and construction of this Plan and the instruments evidencing the options granted hereunder shall be governed by and construed in accordance with the laws of the State of California.

APPENDIX D

EMULEX CORPORATION

EMPLOYEE STOCK PURCHASE PLAN

      1.     Purpose and Type of Option

      1.1     Purpose of Plan. This Plan amends and restates the Emulex Corporation Employee Stock Purchase Plan to increase the number of authorized shares and make certain changes to the administrative provisions of the Plan originally adopted effective as of January 1, 2001. The purpose of the Plan is to provide employment incentives for, and to encourage stock ownership by, Employees of the Company in order to increase their proprietary interest in the success of the Company.

      1.2     Type of Option. The Options granted under the Plan are intended to qualify for favorable tax treatment under Code Section 421(a) pursuant to the terms of an employee stock purchase plan that satisfies the requirements of Code Section 423(b).

      2.     Definitions

      Whenever capitalized in the text, the following terms shall have the meanings set forth below.

      2.1     Account. The unfunded bookkeeping account established pursuant to Section 3.5 hereof to record a Participant’s contributions to the Plan.

      2.2     Base Compensation. The total cash salary or wages paid by the Company to an Employee during the calendar year with which or within which the Option Period ends and which is reportable as earnings subject to income tax on Form W-2, including salary, annual bonus and incentive payments, annual profit sharing bonus, overtime, lead premium, commissions and shift differential pay. Base Compensation does not include deferred compensation or Company contributions to any Employee benefit plan, but shall include salary deferral contributions under a Section 401(k) plan or salary reduction contributions to a cafeteria plan meeting the requirements of Section 125 of the Code that the Company maintains or in the future may maintain. Base Compensation shall also exclude:

2.2.1 cash reimbursement of moving, relocation and temporary housing expenses, automobile allowances, telephone allowances, sign on bonuses, referral bonuses and educational reimbursements to the extent such reimbursements and allowances are subject to income tax and reportable on Form W-2;

2.2.2 the taxable portion of any other statutory or nonstatutory fringe benefits (including any termination, severance or separation allowance paid coincident with or immediately following an Employee’s termination of employment under a termination, severance or separation allowance plan, program, policy or arrangement, whether written or oral, sponsored, adopted or maintained by the Employer or under any agreement, whether written or oral, with the Employer), including, without limitation, group-term life insurance, to the extent such benefits are subject to income tax and reportable on Form W-2;

2.2.3 income attributable to the exercise of any stock option or vesting of any stock award to the extent such property transfers are subject to income tax pursuant to Code Section 83 and reportable on Form W-2.

      2.4     Board. The Board of Directors of the Company.

      2.5     Code. The Internal Revenue Code of 1986, as amended.

      2.6     Common Stock. The shares of the $.10 par value per share common stock of the Company.

      2.7     Company. Emulex Corporation, a Delaware corporation, as well as any Parent or Subsidiary corporations whose employees participate in the Plan with the consent of the Board.

      2.8     Continuous Employment. An Employee’s employment by the Company without interruption. Employment shall not be considered interrupted because of:

2.8.1 Transfers of employment between the Company and its Subsidiary or Parent corporations, or

2.8.2 Any leave of absence approved by the Company.

      2.9     Employee. Any person, including officers and directors, employed by the Company. This term shall not include directors unless they are employed by the Company in a position in addition to their duties as a director.

      2.10     Eligible Employee. Any Employee who has satisfied the eligibility conditions of Section 3.1 below.

      2.12     Exchange Act. The Securities Exchange Act of 1934, as amended.

      2.13     Fair Market Value. For purposes of the Plan, the “fair market value” per share of Common Stock of the Company at any date shall be (a) if the Common Stock is listed on an established stock exchange or exchanges or the NASDAQ National Market System, the closing price per share on such date on the principal exchange on which it is traded or as reported by NASDAQ, or (b) if the Common Stock is not then listed on an exchange or the NASDAQ National Market System, the closing price per share on such date reported by NASDAQ, or if closing sales are not reported by NASDAQ, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on NASDAQ on such date, or (c) if the Common Stock is not then listed on an exchange, the NASDAQ National Market System or quoted on NASDAQ, an amount determined in good faith by the Plan Administrator.

      2.14     Insider. A Participant who is an officer, director or more than ten percent (10%) shareholder subject to the provisions of Section 16 of the Exchange Act.

      2.15     Non-Employee Director. A member of the Board who is not an Employee of the Company, any Parent or Subsidiary, who satisfies the requirements of such term as defined in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission.

      2.16     Option. A stock option granted pursuant to the Plan.

      2.17     Option Period. Six-month periods from April 1 through September 30 and October 1 through March 31 of each calendar year, or such other periods as the Plan Administrator may determine. The maximum term of the Option Period cannot exceed 27 months from the date the Option is granted.

      2.18     Outside Director. A member of the Board who is not an Employee of the Company, any Parent or Subsidiary, who satisfies the requirements of such term as defined in Treas. Regs. § 1.162-27(e)(3).

      2.19     Plan. The Emulex Corporation Employee Stock Purchase Plan.

      2.20     Plan Administrator. The Board or the Committee designated pursuant to Section 6.2 hereof to administer, construe and interpret the terms of the Plan.

      2.21     Participant. An Eligible Employee who has been granted an Option under the Plan.

      2.22     Parent. Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if at the time in question, each of the corporations (other than the Company) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

      2.23     Stockholders. The holders of outstanding shares of the Common Stock.

      2.24     Subsidiary. Any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if at the time in question, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

      3.     Eligibility and Participation

      3.1     Eligibility.

      3.1.1     All Employees of the Company:

(a) Who have completed a period of Continuous Employment of at least 90 days prior to the date Options are granted under the Plan, and

(b) Whose customary employment exceeds twenty (20) hours per week, shall be eligible to participate in the Plan.

      3.1.2     No Employee may be granted an Option if the Employee would immediately thereafter own, directly or indirectly, five percent (5%) or more of the combined voting power or value of all classes of stock of the Company or of a Parent or Subsidiary corporation.

      3.1.3     For purposes of Section 3.1.2 above, an Employee’s ownership interest will be determined in accordance with the provisions of Section 424(d) of the Code.

      3.2     Payroll Withholding.

      3.2.1     Eligible Employees may enroll as Participants by executing, prior to or coincident with the commencement of each Option Period (at a time determined by the Plan Administrator), a form to be provided by the Plan Administrator on which they may designate:

(a) The portion of their Base Compensation, not to exceed 10%, to be deducted each payroll period and contributed to their Accounts for the purchase of shares of Common Stock (the “withholding credit”), and/or

(b) The amount of funds, if any, which they will deposit at the beginning of the Option Period for the purchase of shares of Common Stock (the “initial deposit credit”).

(c) The maximum amount that may be applied to the exercise of the Option after being credited to a Participant’s Account pursuant to Section 3.2.1(a) and Section 3.2.1(b) shall not in the aggregate exceed 10% of Base Compensation. From time to time, in its sole discretion, the Plan Administrator may increase or decrease the maximum percentage, but not in excess of 15% of Base Compensation.

      3.2.2     Except as provided herein or in Section 4.1.5 hereof, or in the event the Plan Administrator designates a special election adjustment period, once a payroll withholding amount is elected, the periodic payroll deduction withholding credits for that Option Period cannot be decreased or increased without terminating the Option. However, pursuant to rules and procedures prescribed by the Plan Administrator, the Plan Administrator may designate a special election adjustment period applicable to all participants during which participants may make a one time election to decrease the amount of the periodic payroll deduction. A Participant who is on an approved unpaid leave of absence also may make additional contributions to make up any contributions that were not withheld from the Participant while on a Company-approved unpaid leave of absence if the Participant returns to active employment and contributes those amounts before the end of the Option Period during which the leave of absence began. In addition, a Participant who is an employee whose Base Compensation is primarily based on commissions, who has one or more payroll periods in which the Participant’s commission income is less than the amount of the periodic payroll deduction withholding credit elected by the Participant, may make additional contributions to make up any shortfall, if the Participant contributes those amounts before the end of the Option Period. A failure to make up such a contributions shortfall by the end of the Option Period shall be treated as an election, pursuant to Section 4.1.5 hereof, to cease future contributions.

      3.3     Limitations.

      3.3.1     Notwithstanding anything herein to the contrary, the maximum limit on the right to purchase shares of Common Stock during any Option Period shall not exceed the lesser of: (a) twelve thousand five hundred dollars ($12,500) per Option Period, or (b) 500 shares of Common Stock per Option Period, subject to adjustment pursuant to Section 5.2 hereof; provided, however, that if the Option Period is a length of time other than six months, the limitation set forth in this Section 3.3.1 shall be adjusted such that on an annual basis (pro rated for the actual Option Period) the maximum limit on the right to purchase shares of Common Stock during any calendar year shall not exceed the lesser of: (a) twenty-five thousand dollars ($25,000) per calendar year, or (b) 1,000 shares of Common Stock per calendar year, subject to adjustment pursuant to Section 5.2 hereof.

      3.3.2     This limitation shall apply to the Participant’s right to purchase Common Stock under the Plan and under all other employee stock purchase plans described in Section 423 of the Code that are maintained by the Company and its Subsidiary and Parent corporations.

      3.3.3     This dollar limitation applies to the Fair Market Value of Common Stock (determined at the time the Option is granted) for the Option Period in which the Option is outstanding.

      3.3.4     This limitation shall be applied in a manner consistent with the provisions of Section 423(b)(8) of the Code.

      3.4     Granting of Options.

      3.4.1     Upon the Employee’s completion and return of the enrollment form, the Plan Administrator will, at the commencement of the Option Period, grant an Option to allow the Participant to purchase the number of whole shares of Common Stock specified by the administrator in the Option. Each participant will be entitled to an Option to purchase the same number of shares. However, the exercise of the of the Option by any Participant will be limited to such number of whole shares of Common Stock that can be purchased by the amount calculated pursuant to Section 4.2 hereof.

      3.4.2     The price at which each share covered by an Option may be purchased will in all instances be determined by the Plan Administrator, but shall be no less than the lesser of

(a) Eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the first day of the applicable Option Period; or

(b) Eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the last day of the applicable Option Period (the “Exercise Date”).

      3.4.3     Options shall be evidenced by an agreement between the Participant and the Company in a form approved by the Plan Administrator.

      3.5     Establishment of Accounts.

      3.5.1     All amounts contributed by the Participant to the Plan (whether by means of payroll withholding or a lump sum advance contribution) will be credited to a separate Account maintained for the Participant.

(a) The Accounts will not bear interest and a Participant will not be entitled to any interest on the Account when the Option is terminated.

(b) The Plan Administrator shall prescribe the rules and procedures, as it deems necessary or appropriate, regarding the handling of Participant contributions and, in its sole discretion, may deposit such contributions in a passbook account or other investment in the name of the Company maintained at any institution.

      3.5.2     A Participant may not withdraw any portion of the funds accumulated in his or her Account without terminating his or her Option pursuant to Section 4.1, below.

      4.     Options

      4.1     Termination of Options.

      4.1.1     An Option shall terminate upon the Participant’s voluntary withdrawal from the Plan. A Participant may withdraw from the Plan at any time prior to the last day of the Option Period by submitting written notice to the Plan Administrator.

      4.1.2     An Option also shall terminate automatically if the Participant holding the Option ceases to be employed by the Company for any reason (including disability or retirement) prior to the last day of the Option Period.

      4.1.3     For purposes of Section 4.1.2 above, a Participant’s employment will not be considered to have been terminated by reason of death or a leave of absence taken in accordance with the Company’s leave of absence policy, provided the leave of absence does not exceed five (5) months or, if longer, so long as the Participant’s right to reemployment with the Company is guaranteed either by statute or contract (the “Term Expiration Period”). If the leave of absence exceeds the Term Expiration Period, the Participant will be deemed to have ceased to be employed on the first day following the end of the Term Expiration Period. In the event of death, the Option shall be exercisable to the extent of the amounts credited to the deceased Participant’s Account. The Option may be exercised by the representative of the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Option is exercisable based on the credits to the Participant’s Account. In addition, solely for purposes of this Plan, a Participant whose employment terminates in connection with an event (such as a reduction in force, layoff or corporate transaction) that the Plan Administrator designates as a “Reorganization Event” will be treated under the Plan as an approved leave of absence and will not be considered to be a termination of employment for purposes of Section 4.1.2 above until after the last day of the Option Period.

      4.1.4     Upon any termination of an Option, all amounts credited to the Participant’s Account shall be refunded to the Participant.

      4.1.5     A Participant may make a single election during an Option Period to cease future payroll withholding without terminating the Option with respect to the number of whole shares equal to:

(a) the withheld amounts credited to the Participant’s Account;

(b) divided by the Fair Market Value of one share of Common Stock on the first day of the Option Period.

      4.2     Exercise of Options.

      4.2.1     Unless terminated prior to the last day of the Option Period, Options granted at the commencement of an Option Period will be exercised automatically on the last day of the Option Period for such number of whole shares of Common Stock that can be purchased by the amount calculated by:

(a) The dollar amount of the periodic deductions credited to the Participant’s Account attributable to amounts withheld from the Participant’s Base Compensation for the payroll periods during the Option Period (the “withholding credit”),

(b) Adding the withholding credit to the amount of funds (if any) deposited by the Participant with the Plan at the beginning of the Option Period (the “initial deposit credit”), and

(c) Dividing the sum of the withholding credit and the initial deposit credit by the Fair Market Value of one share of Common Stock on the first day of the Option Period.

      4.2.2     As soon as practicable after the last day of the Option Period, a Participant shall receive a certificate for the whole number of shares of Common Stock purchased by the funds from the Participant’s Account.

      4.2.3     If the amount credited to the Participant’s Account on the date of purchase exceeds the total purchase price of the shares subject to the Option, the surplus shall be refunded to a Participant as soon as reasonably practicable after the end of the applicable Option Period.

      4.2.4     If at any time during an Option Period a Participant ceases receiving compensation from the Company without terminating employment (e.g., while on a Company-approved leave of absence or during a period for which no commissions are paid), and, as a result, the amount in the Participant’s Account at the end of the Option Period is insufficient to purchase all the shares covered by the Option granted to the

Participant, as many whole shares as can be purchased out of the contributed funds will be acquired. The balance of the funds, if any, shall be refunded to the Participant.

      4.2.5     Except as provided in Section 3.2.2, payment for shares to be purchased at the termination of the Option Period may only be made from funds:

(a) Deposited at the beginning of an Option Period, and/or

(b) Accumulated through payroll deductions made throughout the Option Period.

      4.3     Non-Transferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will and the laws of descent and distribution. During the lifetime of a Participant, an Option may be exercised only by the Participant.

      5.     Common Stock

      5.1     Shares Subject to Plan.

      5.1.1     The maximum number of shares of Common Stock which may be issued under the Plan is 950,000 shares, subject to adjustment in certain circumstances as provided in Section 5.2 below.

      5.1.2     If any outstanding Option is terminated for any reason, the shares allocated to the Option may again become subject to purchase under the Plan.

      5.1.3     The Common Stock issuable under the Plan may either be previously unissued Common Stock or may have been reacquired by the Company in the open market or otherwise.

      5.1.4     If at any time the number of shares for which Options are to be granted under the Plan pursuant to Participants’ designation exceeds the number of remaining shares then available under the Plan, the Plan Administrator shall make pro rata adjustments to Participants’ designations in a uniform manner. Written notice of any the adjustments shall be given to each affected Participant.

      5.2     Adjustment Upon Changes in Capitalization. A proportionate adjustment shall be made by the Plan Administrator in the number, price, and kind of shares subject to outstanding Options if the outstanding shares of Common Stock are increased, decreased, or exchanged for different securities, through reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividends, or similar capital adjustment.

      6.     Plan Administration

      6.1     Administration by Board. Subject to Section 6.2, the Plan Administrator shall be the Board of Directors of the Company (the “Board”) during such periods of time as all members of the Board are Outside Directors. Subject to the provisions of the Plan, the Plan Administrator shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, to determine the timing and manner of the grant of the Options, to determine the exercise price, the number of shares covered by and all of the terms of the Stock Options, to determine the duration and purpose of leaves of absence which may be granted to Stock Option holders without constituting termination of their employment for purposes of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan. The Plan Administrator may, in its absolute discretion, without amendment to the Plan, accelerate the date on which any Option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option. The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

      6.2     Administration by Committee. The Board may, in its sole discretion, delegate any or all of its duties as Plan Administrator and, subject to the provisions of Section 6.1 of the Plan, at any time the Board includes any person who is not an Outside Director, the Board shall delegate all of its duties as Plan Administrator during such period of time to a compensation committee (the “Committee”) of not fewer than two (2) members of the Board, all of the members of which Committee shall be persons who, in the opinion of counsel to the Company, are Outside Directors and Non-Employee Directors, to be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease (to not less than two members) the size of the Committee, and add additional members to, or remove members from, the Committee. The Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business, as it may deem advisable. No member of the Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

      6.3     Exceptions. Anything to the contrary notwithstanding, the requirements in Sections 6.1 and 6.2 that all members of the Committee be Non-Employee Directors and Outside Directors shall not apply for any period of time during which the Company’s Common Stock is not registered pursuant to Section 12 of the Exchange Act. Those provisions of the Plan that make express reference to Rule 16b-3 under the Exchange Act shall apply only to reporting persons.

      6.4     Indemnification of the Plan Administrator. To the extent permitted by law, the Certificate of Incorporation of the Company, the Bylaws of the Company and any indemnity agreements between the Company and its directors or employees, the Company shall indemnify each member of the Board and of the Committee comprising the Plan Administrator, and any other employee of the Company with duties under the Plan, against expenses (including reasonable attorneys fees and any amount paid in settlement) reasonably incurred in connection with any claims against him or her by reason of conduct in the performance of duties under the Plan.

      7.     Miscellaneous Matters

      7.1     Uniform Rights and Privileges. Except for the limitations of Section 3.3, the rights and privileges of all Participants under the Plan must be the same.

      7.2     Rights as a Stockholder.

      7.2.1     No person shall have any stockholder rights with respect to shares covered by an Option until a stock certificate for the shares is issued and delivered to the person.

      7.2.2     No adjustments will be made for cash dividends or other rights for which the record date is prior to the date of the exercise of the Option.

      7.3     Application of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to Options shall be used for general corporate purposes.

      7.4     Amendment and Termination.

      7.4.1     The Board may at any time alter, amend, suspend, or terminate the Plan with respect to any shares not already subject to Options.

      7.4.2     No amendment may be adopted without the approval of the Stockholders that would:

(a) Materially increase the benefits accruing to Participants in the Plan,

(b) Increase the number of shares that may be issued under the Plan,

(c) Materially modify the requirements as to eligibility for participation,

(d) Extend the term of the Plan,

(e) Alter the option price formula, or

(f) Cause the Plan to fail to meet the requirements to qualify as an “employee stock purchase plan” under Section 423 of the Code.

      7.5     Interpretation.

      7.5.1     If any provision of the Plan is held invalid or unenforceable, its invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan will be construed and enforced as if the provision had not been included in it.

      7.5.2     Unless the context clearly indicates otherwise, the masculine gender shall include the feminine, the singular shall include the plural, and the plural shall include the singular.

      7.5.3     Section headings are for convenient reference only and shall not be deemed to be part of the substance of this instrument or in any way to enlarge or limit the contents of any Section.

      7.6     Stockholder Approval.

      7.6.1     No shares of Common Stock shall be issued under the Plan unless it shall have been approved by the stockholders of the Company within 12 months of the date of adoption. If the Plan is not approved by the Company’s stockholders within that time period, the Plan and all Options issued under the Plan will terminate and all contributions will be refunded to the Participants together with any interest earned thereon.

      7.6.2     This approval by the Company’s stockholders must relate to both:

(a) The aggregate number of shares to be granted under the Plan, and

(b) The corporations whose employees may be Participants in the Plan.

      7.7     No Right to Employment. Neither the adoption of the Plan nor the granting of any Option shall confer upon any Employee any right to continued employment, nor shall it interfere in any way with the right of the Company terminate the employment of any Employee at any time, with or without cause.

      7.8     Governing Law. The Plan and all actions taken under it shall be governed by and construed in accordance with the laws of the state of California.

      8.     Effective Date and Term of Plan

      8.1     Effective Date. The effective date of this amended and restated Plan shall be October 11, 2002, subject to the approval of Stockholders of the Company within 12 months of the date of adoption. The original effective date of the Plan was January 1, 2001. No options granted under the amended Plan will be effective until the Stockholders of the Company have approved the amendment and restatement of the Plan.

      8.2.     Term of Plan. Unless sooner terminated by the Board in its sole discretion, the Plan will expire on December 31, 2010.

EMULEX CORPORATION
3535 HARBOR BOULEVARD
COSTA MESA, CALIFORNIA 92626

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Fred B. Cox and Paul F. Folino as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote as designated on the reverse side, all the shares of common stock of Emulex Corporation held of record by the undersigned at the close of business on October 9, 2002, at the Annual Meeting of Stockholders to be held on November 21, 2002, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR”: (1) THE ELECTION OF DIRECTORS, (2) RATIFICATION AND APPROVAL OF THE EMPLOYEE STOCK OPTION PLAN, AS AMENDED (3) RATIFICATION AND APPROVAL OF THE 1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS, AS AMENDED (4) RATIFICATION AND APPROVAL OF THE STOCK PURCHASE PLAN, AS AMENDED, AND (5) RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2003. IN ADDITION, THIS PROXY WILL BE VOTED AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING (OR ANY ADJOURNMENTS THEREOF) OR MAY OTHERWISE BE ALLOWED TO BE CONSIDERED AT THE MEETING.

Ù   FOLD AND DETACH HERE   Ù

You can now access your Emulex account online.

Access your Emulex shareholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, agent for Emulex Corporation, now makes it easy and convenient to get current information on your shareholder account. After a simple and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com and follow the instructions shown on this page.

Step 1: FIRST TIME USERS — Establish a PIN

You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) available to establish a PIN.

Investor ServiceDirect® is currently only available for domestic individual and joint accounts.

•	SSN

•	PIN

•	Then click on the Establish Pin button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.

Step 2: Log in for Account Access

You are now ready to log in. To access your account please enter your:

•	SSN

•	PIN

•	Then click on the Submit button

If you have more than one account, you will now be asked to select the appropriate account.

Step 3: Account Status Screen

You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

•	Certificate History

•	Book-Entry Information

•	Issue Certificate

•	Payment History

•	Address Change

•	Duplicate 1099

For Technical Assistance Call 1-877-978-7778 between
9am-7pm Monday-Friday Eastern Time

Please mark your votes as indicated in this example	☒

1.	ELECTION OF DIRECTORS

(INSTRUCTION: To withhold authority to vote for any individual nominees, strike a line through the nominee’s name below):

FOR all nominees listed below (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed below
☐	☐
01 Fred B. Cox 02 Michael P. Downey 03 Bruce C. Edwards 04 Cornelius A. Ferris	05 Paul F. Folino 06 Robert H. Goon 07 Don M. Lyle

		FOR	AGAINST	ABSTAIN
2.	RATIFICATION AND APPROVAL OF EMPLOYEE STOCK OPTION PLAN, AS AMENDED. Proposal to ratify and approve the Employee Stock Option Plan, as amended, including amendments to (i) increase the number of shares of common stock reserved for issuance thereunder by 5,000,000 shares, (ii) prohibit the repricing of previously granted options and certain similar transactions without stockholder approval, and (iii) extend the expiration date of the plan to December 31, 2010:	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	RATIFICATION AND APPROVAL OF THE 1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS, AS AMENDED. Proposal to ratify and approve the 1997 Stock Option Plan for Non-Employee Directors, as amended, including amendments to (i) increase the number of shares of common stock reserved for issuance thereunder by 250,000 shares, and (ii) extend the expiration date of the plan to December 31, 2010:	☐	☐	☐
		FOR	AGAINST	ABSTAIN
4.	RATIFICATION AND APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED. Proposal to ratify and approve the Employee Stock Purchase Plan, as amended, including an amendment to increase the number of shares of common stock reserved for issuance thereunder by 750,000 shares:	☐	☐	☐
		FOR	AGAINST	ABSTAIN
5.	RATIFICATION OF SELECTION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS:	☐	☐	☐

6.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment thereof, to the extent authorized by Rule 14a-4(c) promulgated by the Securities and Exchange Commission.

Signature	Signature if held jointly	Dated:	, 2002

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name of the President or other authorized officer. If a partnership, please sign in partnership name by authorized name.

Ù   FOLD AND DETACH HERE   Ù